As filed with the Securities and Exchange Commission on April 26,
2004.

			                            File No. 2-81956
									811-3627

                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             Form N - 1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                    Post-Effective Amendment No. 26  X
                               AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT
                          COMPANY ACT OF 1940
                    Post-Effective Amendment No. 26  X

                    Greenspring Fund, Incorporated
         (Exact Name of Registrant as Specified in Charter)

                    2330 West Joppa Road, Suite 110
         Lutherville, Maryland  		          21093-4641
         (Address of Principal Executive Offices)	(Zip Code)

    Registrant's Telephone Number, including Area Code (410)823-5353

                    Mr. Charles vK. Carlson, President
                     2330 West Joppa Road, Suite 110
                     Lutherville, Maryland 21093-4641
                  (Name and address of Agent for Service)

    Copies To:

                            R. Darrell Mounts
                        Kirkpatrick & Lockhart LLP
                      1800 Massachusetts Avenue, NW
                              Second Floor
                        Washington, DC 20036-1800
                              202.778.9298

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective check appropriate line)
      immediately upon filing pursuant to paragraph (b)

   X  on May 1, 2004 pursuant to paragraph (b)

      60 days after filing pursuant to paragraph (a)

      on (date) pursuant to paragraph (a), of Rule 485.











                                 Greenspring
                                    Fund
                                    Logo


                                  Prospectus


                                 May 1, 2004







                  The Securities and Exchange Commission
                  has not approved or disapproved these
                  securities or passed upon the adequacy
                  of this Prospectus.  Any representation
                  to the contrary is a criminal offense.




                               TABLE OF CONTENTS



              Prospectus
              Overview of the Fund's Objective and Strategies	2

              Investment Objective, Principal Investment
              Strategies and Related Risks	                  6

              Management	                                    9

              Pricing of Fund Shares	                       10

              Purchase of Fund Shares	                       11

              Redemption of Fund Shares	                       15

              Dividends, Other Distributions and Taxes           18

              Other Shareholder Information	                 20

              Financial Highlights	                             21

              Privacy Policy	                                 PP-1





          OVERVIEW OF THE FUND'S OBJECTIVE AND STRATEGIES

The following information may be helpful in determining if the Greenspring Fund (the "Fund") is an appropriate investment for you.

Investment Objective. The Fund's investment objective is long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor.

Principal Investment Strategies. The Fund invests in stocks that its investment adviser believes are undervalued at the time of purchase, and special situation bonds that have the potential to provide both capital appreciation and income. The Fund may invest in companies of any market capitalization that its adviser believes are undervalued relative to the company's peers or the securities market in general and provide an attractive risk/reward value. The Fund's investment adviser utilizes a bottom up approach whereby it researches individual companies regardless of the industry. As a result, the size of the Fund's cash reserves may reflect the Fund's ability to find securities that meet its investment strategies rather than the market outlook. The Fund may also invest in companies in the process of financial restructurings or liquidations. The Fund's investment style is typically referred to as a "value" investing approach.

Type of Investments. The Fund invests in a combination of common stocks, preferred stocks, bonds (which may include high yield/high risk), convertible bonds and government securities.

Principal Investment Risks. There is a risk that you could lose all or a portion of your investment in the Fund. Although the Fund invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that these securities may decline or may not reach what the portfolio manager believes are their full value. The Fund may invest in small capitalization securities that

                                 2
tend to be more volatile and less liquid than large capitalization securities, which can negatively affect the Fund's ability to purchase or sell these securities.

Bonds have two main sources of risk: interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit status could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest. In addition, bonds rated below investment grade are more sensitive to economic conditions and individual corporate developments than those of higher-rated securities, which may adversely affect their value.

Type of Investors. The Fund is designed for long-term investors seeking capital appreciation with some dividend income who are willing to accept price fluctuations in the securities markets. You should not invest in the Fund for short-term financial needs or for short-term investment in the stock market.

Performance. The following information provides an indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns for one, five and ten years compare with those of broad-based securities market indices. The Fund's past performance (before and after taxes) is not an indication of its future performance.

                 Performance for Past 10 Years

                  1994                  2.83%
                  1995                 18.79%
                  1996                 22.65%
                  1997                 23.95%
                  1998                -15.97%
                  1999                  2.64%
                  2000                 15.64%
                  2001                 10.23%
                  2002                 -5.99%
                  2003                 31.34%


                                 3

                 Best and Worst Performing Quarters
                      During the Last 10 Years


                   Quarter/Year         Total Return
      Best       December 31, 2003         12.76%
      Worst     September 30, 1998        -19.55%


                    Average Annual Total Returns
(For the periods
ended December 31, 2003)


                                    1 Year   5 Years    10 Years
Return Before Taxes                 31.34%    10.07%      9.69%
Return After Taxes on
  Distributions                     29.71%     7.92%      7.39%
Return After Taxes on
  Distribution and Sale
  of Fund Shares                    19.17%     7.26%      6.96%
Russell 3000(1)                     31.06%     0.37%     10.77%
Morningstar High Yield Bond(2)      24.07%     3.52%      5.02%
Morningstar Moderate Allocation(3)  20.06%     2.48%      8.15%

(1)The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization and does not include deductions for expenses or taxes.
(2) The Morningstar High Yield Bond Index includes funds with at least 65% or more of bond assets in bonds rated below BBB and includes the reinvestment of dividends and capital gain distributions.
(3) The Morningstar Moderate Allocation Index includes funds that invest in both stocks and bonds and maintain a relatively higher position in stocks. These funds typically have 50% - 70% in equities and the remainder in fixed income and cash.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The Fund's returns assume the reinvestment of dividends and capital gain distributions, if any. In the past, the Fund compared its performance to

                                 4
Morningstar's Domestic Hybrid Index. Morningstar replaced this category of mutual funds with two separate categories, Conservative Allocation and Moderate Allocation. Morningstar categorizes the Fund as a Moderate Allocation fund. Morningstar's Domestic Hybrid Index included funds with flexible portfolios with stock holdings of greater than 20% but less than 70% of the portfolio and included the reinvestment of dividends and capital gain distributions.

Fund Expenses. You may incur the following expenses if you buy and hold Fund shares:

Shareholder Fees (fees paid directly from your
    investment):
    Redemption fee (as a percentage of amount
    redeemed, if shares held 60 days or less)            2.00%

    Annual Fund Operating Expenses
    (expenses that are deducted from assets):
     Management fees                                     0.75%
     Other expenses                                      0.39%
                                                         -----
        Total Annual Fund Operating Expenses             1.14%
                                                         =====

Compare the cost of investing in the Fund to the cost of investing with other mutual funds using the following example. Assume that:
* You invest $10,000 with us for the periods indicated.
* You redeem at the end of each of the periods indicated.
* Your investment has a 5% total return each year.
* Our expense ratio remains the same each year.

            1 Year   3 Years   5 Years   10 Years
            ------   -------   -------   --------
             $116      $362      $628     $1,386

Your actual costs and the Fund's performance may be higher or lower than the above example.
                               5

                INVESTMENT OBJECTIVE, PRINCIPAL
                     INVESTMENT STRATEGIES
                       AND RELATED RISKS

Investment Objective. The Fund's investment objective is long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor. The Fund's investment objective can be changed without shareholder approval, although you will be notified prior to any material changes.

Principal Investment Strategies. The Fund uses a research-intensive style of analysis in which its adviser searches the investment universe for undervalued or inefficiently priced securities.
Ideally, as these securities become more "correctly" valued by the investment community, they will provide the Fund with positive returns. The Fund may purchase relatively large positions in securities that the Fund's investment adviser believes are significantly undervalued.
* Value-oriented Equity Securities. The Fund employs a strong value investing approach in selecting the securities it purchases.
  Value investing generally emphasizes securities of companies that are temporarily out-of-favor, where near-term expectations are not especially strong. Consequently, the risks of short-term disappointment are often diminished by the fact that investors' expectations are not lofty. The Fund's equity investments are usually in stocks that trade at prices that its investment adviser believes represent discounts to historical valuations, the market valuations of peers, the valuations of the market as a whole, and/or the company's value as a private company. In researching investments, the Fund's investment adviser focuses on the following factors:
  * past and expected profitability trends. A company's ability to generate "free" cash flow that can be used to expand or finance operations is very important to us. Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, or dividend increases.

                                  6
  * financial strength. Companies that are more concerned with managing their balance sheets and meeting debt obligations are less likely to be successful investments than those that are well-capitalized and whose managements focus on growth opportunities.
  * management capability.   The Fund tries to invest in companies
    whose management teams have historically acted in the shareholders' best interests and have managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company's stock, thus aligning their interests with that of the company's shareholders.
* Fixed Income Investments. The Fund usually invests a portion of the portfolio in corporate or government bonds.
  * Bonds are rated by credit agencies as to their credit quality.
    The Fund does not limit its investment in bonds to any certain rating category and may invest in bonds that are below investment grade including those that are in default at the time of purchase.
  * The addition of fixed income securities to the Fund's portfolio can add significantly to the total return characteristics of
    our performance.    The performance of bonds can, at times, differ
    from that of the equities in the Fund's portfolio, thus helping to temper the volatility of the Fund's portfolio.
  * The Fund's investment in bonds may include convertible bonds.
    Such convertible bonds may be "busted," meaning that the ability of these securities to convert into common stock has been made relatively unimportant by a stock decline, yet the Fund's investment adviser believes they have significant value as yield-to-maturity-oriented bond investments. These securities are often of shorter-than-average maturity (which results in less interest rate volatility) and carry yields-to-maturity that are superior to other securities of similar credit quality.

Other Investments. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it

                                 7
may invest in short-term money market instruments, which should reduce downside volatility during periods of market weakness.
Other investment practices are detailed in the Statement of Additional Information.

The Fund may sell securities from its portfolio to secure gains, limit losses, or pursue other investment opportunities.

Principal Investment Risks. You may encounter the following risks by investing in the Fund:
* General Risks
  * Value investing may be out of favor.
  * Industry sectors may be out of favor.
  * The Fund may be unable to sell an investment quickly without a substantial price concession.
  * The stock market may drop.
* Company-specific Risks
  * Free cash flow may not be used as expected.
  * The timing of expected developments may take longer to occur than originally anticipated.
  * Small capitalization securities tend to be more volatile and less liquid than large capitalization securities.
* General Stock Risks
  * Stock prices may fall in response to many factors including general economic conditions, interest rates, investor perceptions, market liquidity, and actual or anticipated unfavorable earnings of the issuer.
  * Large holdings in a relatively small number of securities with disappointing performance will adversely affect the Fund's performance than would be the case with a more diversified fund.
* General Bond Risks
  * Interest rates may rise causing bond prices to fall.
  * The issuer may default on principal and/or interest payments.
  * The Fund may experience difficulty selling a bond because of a thin trading market.

                                8
  * Bonds with longer maturities are typically more volatile than those with shorter maturities.
  * Large bond holdings may adversely affect the Fund's ability to participate in a rapidly rising stock market.
* High Yield Bond Risks
  * Prices and yields may be more volatile than higher-rated securities.
  * Credit risk may be higher since issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.
  * Deteriorating economic conditions or rising interest rates may weaken the issuer's ability to pay interest and repay principal than issuers of higher-rated securities.
  * High yield bonds may be less liquid than bonds that are higher-rated.
* Other Risks
  * Large positions in short-term money market instruments may adversely affect the Fund's ability to participate in a rapidly rising stock or bond market.


                          MANAGEMENT

Investment Adviser. Corbyn Investment Management, Inc. ("Corbyn") is the Fund's investment adviser. Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is an investment adviser providing investment management services for pension funds, endowments and individuals since 1973.
Subject to the supervision of the Fund's Board of Directors, Corbyn places orders to purchase and sell securities and provides the Fund with a program of continuous investment management.

For the year ended December 31, 2003, the Fund paid Corbyn a management fee at an annual rate of 0.75% of its average daily net assets.

                               9
Portfolio Management. Charles vK. Carlson has been the portfolio manager of the Fund since January 1987. He is also President and Managing Director of Corbyn Investment Management, Inc.
Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy. He has been a CFA charterholder since 1986.

Administrator. Corbyn is also the Fund's administrator. Corbyn provides the Fund with administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.


                    PRICING OF FUND SHARES

Determination of the Fund's Share Price. The Fund calculates its share price (commonly referred to as net asset value or "NAV") by subtracting its total liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The Fund values its portfolio of securities using price quotes from the principal market in which the securities trade. If a market quote is not available, the Fund values the security at fair market value as determined in good faith by Corbyn as directed by the Fund's Board of Directors.

The Fund values short-term investments at amortized cost, which approximates fair market value.

The Fund calculates its share price as of the close of trading (normally 4:00 p.m. Eastern Standard Time) each day the New York Stock Exchange (the "Exchange") is open for business. The Fund will not calculate its share price on a day the Exchange is closed for a national holiday.

Our net asset value is listed on the home page of our web site, www.greenspringfund.com. You can also call PFPC, our transfer agent, at (800) 576-7498 and listen to the daily recording.

                               10
Price at which a Transaction is Effected. The Fund must receive your order in good form before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Standard Time, unless the Exchange closes early) for you to receive that day's closing net asset value. If the Fund receives your order after the close of regular trading on the Exchange, you will receive the next day's closing net asset value.


                  PURCHASE OF FUND SHARES

We offer the following types of accounts:

                                          Minimum
            Type of Account          Initial Investment
            ---------------          ------------------
Individual/Joint                           $2,000
Trust/Corporate/Partnership/Other          $2,000
Gift/Transfer to Minor                     $1,000
Automatic Investment Plan                  $1,000
Systematic Withdrawal Plan                $10,000
Traditional/Roth/Simple/SEP IRA            $1,000
Coverdell Education Savings Account        $1,000

Opening an Account
* Regular Account. Please complete and sign a New Account
  Application and mail with a check payable to the Greenspring Fund to:

            Regular Mail             Overnight
            ------------             ---------
          Greenspring Fund         Greenspring Fund
          c/o PFPC, Inc.           c/o PFPC, Inc.
          P.O. Box 9836            760 Moore Rd.
          Providence, RI 02940     King of Prussia, PA 19406

* Automatic Investment Plan. To participate in this plan, please fill out the Automatic Investment Plan section on the New
  Account Application and mail it to PFPC. PFPC will deduct a

                               11
  predetermined amount (minimum of $100) from your bank account on or about the 20th of each month. You will receive a confirmation reflecting this purchase and your bank account will reflect the charge. Please verify that your bank is able to accept Automated Clearing House ("ACH") transactions and/or is a member of an ACH association. Your monthly investment normally becomes active within 30 days after we receive your application.
* IRA Account. Please complete and sign an IRA Application and mail with a check payable to the Greenspring Fund. To transfer an existing IRA to the Fund or transfer or roll over funds from an employer-sponsored plan such as a 401(k), complete a Transfer of Assets/Direct Rollover Form in addition to the IRA Application.
* Systematic Withdrawal Plan. To participate in this plan, please fill out the Systematic Withdrawal Plan section on the New Account Application and mail it to PFPC. PFPC will automatically redeem a predetermined number of shares or dollar value
  (minimum of $100) from your account on or about the 25th of each month or quarter-end.

We accept checks drawn in U.S. currency on a U.S bank. We do not accept cash, cash equivalents, credit cards, third party checks
(except for rollover accounts) or checks drawn on foreign banks.

You can also open an account by wiring funds to PFPC Trust
Company. PFPC may charge a fee for this service. Wiring instructions are:

      PFPC, Inc.
	c/o PFPC Trust Company
	Philadelphia, PA
	ABA #031-0000-53
	DDA #86-0172-6639
	For credit to the Greenspring Fund
	Further credit (your name)
	Your Greenspring Fund account number

                                12
Before wiring your funds, please call PFPC at (800) 576-7498 to establish an account number. After speaking with a customer service representative, fax your completed application to (610) 382-8958.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:
  * Name
  * Date of Birth (for individuals)
  * Residential or business street address
  * Social security number or tax identification number

If you are unable to provide the requested information, the Fund is unable to contact you within an appropriate period of time, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to open your account will be returned to you.

After your account is opened, the Fund is required to take steps to verify your identification. These actions may include checking your identifying information against various databases. If the Fund is unable to verify your identity from the information you provide, you may be restricted from making future purchases or your account may be closed.

Additional Investments. You can purchase additional shares by mailing a check (minimum of $100), payable to the Greenspring Fund, together with:
  * the detachable investment slip from your account statement or
  * a letter indicating the amount of your purchase, your account number and the name in which your account is registered

                                13
You can also wire funds as described above. We may reject any purchase of additional shares below $100.

Confirmation of Transactions. You will receive a confirmation for each transaction made. The confirmation shows the date of the transaction, the number of shares purchased, the share price and the total balance of shares in your account. Please review your confirmation and report any discrepancies to PFPC immediately.

Purchasing Shares Through a Financial Intermediary. Fund shares may be purchased through various third-party broker-dealers, financial institutions or other service providers ("financial intermediary") where authorized by the Fund. A financial intermediary places orders by telephone, fax or electronically for Fund shares on behalf of its clients and receives the net asset value next calculated after receipt of the order according to agreements in place with the Fund.

If you purchase our shares through a financial intermediary, you will receive confirmation of your purchase from them.
We will not have records of your transactions. A financial intermediary may impose charges for its services, have different minimums for first-time or additional investments, or impose other restrictions that are not applicable if you purchase shares directly from us. The Fund is not responsible for the failure of any financial intermediary to carry out its obligations to its customers. The Fund and/or its adviser may pay a financial intermediary a fee to compensate them for the services it provides. The Fund reserves the right to modify, limit or terminate our agreement with a financial intermediary at anytime.

Other Purchase Information. We reserve the right to decline a purchase order.

You will be responsible for any loss incurred if your check or wire does not clear your bank. If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

                              14
We do not issue certificates representing shares purchased unless specifically requested in writing.


                 REDEMPTION OF FUND SHARES

You can redeem shares any day the Exchange is open for business.
* By mail. You can redeem shares by mailing a letter to PFPC with the following information:
    * your account number
    * the dollar value, or number of shares, you wish to redeem
    * the preferred method of payment, whether by check, ACH or wire (fee may be imposed)(if by ACH or wire, enclose proper banking information)
    * your signature and the signature of anyone else listed on the account
    * a signature guarantee if the dollar value of the redemption is over $25,000
    * any supporting legal documentation that may be required
    * any outstanding certificates representing shares to be redeemed
* By fax. You may fax your redemption request if it is $25,000 or less and no signature guarantee is required. PFPC's fax number is (610) 382-8958. We will not accept a faxed redemption request for an amount greater than $25,000.
* By telephone. You can redeem up to $25,000 (if previously set up on your account) by calling PFPC at (800) 576-7498 before the close of the Exchange. If you wish to set up telephone redemption privileges on your account, please fill out the appropriate section on the New Account Application or send a letter to PFPC. You must provide certain information to PFPC on a recorded line to protect your account from any fraudulent instructions. Your proceeds will be mailed to the address of record. If you request your proceeds to be sent by wire, PFPC will only wire to your bank of record.

                                15
We will not be responsible for the authenticity of your instructions if reasonable security procedures are followed. If reasonable security procedures are not followed, we may be liable for any losses. We can modify, limit or terminate our telephone procedures at anytime.

If your shares are held through a financial intermediary, contact the financial intermediary to redeem your shares. A financial intermediary may impose charges for its services or other restrictions on redemptions that are not applicable if your account is held directly with the Fund.

Other Redemption Information. We will not accept online redemption requests.

Your proceeds will be mailed to you within seven days of your redemption request. If you are redeeming shares recently purchased by check, your proceeds may be delayed until your check has cleared, which may take up to fifteen days after the purchase date.

Signature Guarantee. Signature guarantees are required to protect your account from fraud. You must provide a signature guarantee for the following:
* a redemption request over $25,000
* a redemption request within 30 days of an address change
* a redemption request where the proceeds are mailed to an address different from your address of record
* a redemption request where the proceeds are wired to a bank or brokerage account different from your bank or brokerage account of record
* a redemption request where the proceeds are payable to someone other than you
* any request to transfer redemption proceeds to an account with a registration different from yours
* to add or change wire instructions
* to change your name due to marriage or divorce
* to add or change a Transfer on Death beneficiary

                                16
You can obtain a signature guarantee from a bank, broker-dealer, credit union, any securities exchange or association, clearing agency, savings association or trust company. A notary public can not provide a signature guarantee.

Redemption Fee. The Fund is intended for long-term investors. "Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan.

Redemptions in Kind. We normally pay all redemptions in cash, but we can fulfill a redemption request with payment in whole or in part in the form of our portfolio securities.

Minimum Account Balance. We reserve the right to automatically redeem your account and mail you the proceeds if your balance is below $1,000 due to redemptions. We will not redeem your account if your balance is below $1,000 due to a decline in our price. We will notify you in writing 60 days prior to the redemption of your account.

                             17
Temporary Suspension of Redemptions. We can temporarily suspend any redemption requests in case of an emergency as directed by the Securities and Exchange Commission.


           DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions. Each year, the Fund distributes substantially all of its net investment income and net realized capital gains, if any. Dividends are declared in July and December. Capital gain distributions, if any, are declared in December. Dividends are derived from dividend and interest income we receive from securities in the portfolio. Capital gains are derived from selling a security at a price higher than our cost. You can elect how you wish to receive your dividends and capital gain distributions on your New Account Application or by letter. You have the following options:
* reinvest all dividends and capital gain distributions
* receive dividends in cash and reinvest capital gain distributions
* reinvest dividends and receive capital gain distributions in cash
* receive all dividends and capital gain distributions in cash

If you decide to receive your dividends and capital gain distributions in cash, you may choose one of the following methods of payment:
* check
* ACH (electronically credited to your bank account)
* wire transfer (fee may be imposed)

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, we will cancel your check and reinvest the proceeds at the net asset value per share on the date of cancellation. We will not accrue interest on your uncashed check. Thereafter, we will automatically reinvest your future dividends and capital gain distributions.

                              18
You may want to avoid purchasing shares shortly before a distribution because a portion of the purchase price represents the pending distribution. Please inquire about our distribution schedule.

Taxes. If you have a taxable account, you will be taxed on any dividends and capital gain distributions regardless if they are paid in cash or reinvested in additional Fund shares. Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss will be taxed as ordinary income, except that, as a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), the Fund's dividends attributable to "qualified dividend income" (dividends received from securities of U.S. and certain foreign corporations of which the Fund satisfies certain holding period, debt-financing, and other restrictions) generally will be subject to a 15% maximum federal income tax rate for shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid. A portion of the Fund's dividends, not exceeding the aggregate dividends it receives from domestic corporations only, also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of the excess of net long-term capital gain over net short-term capital loss the Fund recognizes on sales of securities will also be subject to the 15% maximum tax rate for individual shareholders; corporate shareholders will remain subject to federal income tax at a maximum rate of 35%. The Fund will inform you of the amount and nature of distributions to you shortly after the end of each calendar year.

You will be taxed on any redemption of shares. You will recognize a capital gain or loss in an amount equal to the difference between your cost basis and the redemption proceeds you receive.
Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares. Any capital gain you recognize on the redemption of your Fund shares that have been held for more than one year will qualify for the 15% maximum rate. The 2003 Act did not change the tax rate on short-term capital

                               19
gains, which will continue to be taxed at the ordinary income rate. The "wash sale" rule prevents you from recognizing a loss if you purchase Fund shares within 30 days before or after the date of redemption.

You will be subject to backup withholding (at the rate of 28% of any amount otherwise distributable or payable to you) if:
* you furnish to the Fund an incorrect or no tax payer identification number
* the IRS notifies us that you are subject to backup withholding or
* you fail to certify that you are not subject to backup withholding

You may also be subject to state and local taxes. Please consult a tax adviser with specific questions.


                 OTHER SHAREHOLDER INFORMATION

Incorrect Tax Identification Number. We reserve the right to automatically redeem your account if you furnish an incorrect social security or tax identification number. We will notify you in writing 30 days prior to the redemption of your account.

Shareholder Inquiries. You can access information on your account 24 hours a day, seven days a week from any touch-tone phone. Simply call (800) 576-7498 and follow the menu instructions. You can reach a customer service representative at (800) 576-7498 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Standard
Time during any business day.

Change of Address. You can change the address on your account by calling PFPC. PFPC will mail a confirmation of your change of address to both your old and new address.

Householding. We will mail you an annual and semi-annual report that will include the portfolio manager's comments on his strategies and results, along with a list of current portfolio

                              20
holdings and financial statements. These reports, along with first and third quarter reports, will also be available on our web site, www.greenspringfund.com. To reduce expenses, we mail one report to each household regardless of the number of accounts registered to the household. You can request additional copies at no extra charge.


                       FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in our Annual Report, which is available upon request.




















                                 21
                       GREENSPRING FUND, INCORPORATED
                           FINANCIAL HIGHLIGHTS
             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)







                                         12/31/03    12/31/02   12/31/01  12/31/00  12/31/99
                                         -------     --------   --------  --------  --------
Net Asset Value,
 Beginning of Period                      $15.70      $17.74     $16.98    $15.41    $16.10
                                          ------      ------     ------    ------    ------
Income From Investment Operations
Net Investment Income                       0.53        0.88       0.93      0.85      1.16
Net Realized and Unrealized
 Gain/(Loss) on Investments                 4.34       (1.98)      0.79      1.51     (0.73)
                                          ------      -------    ------    ------    -------
Total From Investment Operations            4.87       (1.10)      1.72      2.36      0.43
                                          ------      -------    ------    ------    -------
Less Distributions
Net Investment Income                     ( 0.61)      (0.94)     (0.96)    (0.79)    (1.12)
Net Realized Gain on Investments          (  -  )      ( -  )     ( -  )    (  - )    (  - )
                                          -------     -------    -------    ------    ------
Total Distributions			      ( 0.61)      (0.94)     (0.96)    (0.79)    (1.12)
                                          -------     -------    -------    ------    ------
Net Asset Value,
 End of Period                             $19.96      $15.70     $17.74   $16.98    $15.41
                                           ======      =======    ======   ======    ======
Total Return                               31.34%      (5.99%)    10.23%    15.64%     2.64%
                                           ======      =======    ======   ======    ======
Ratios/Supplemental Data
------------------------
Net Assets,
 End of Period (000's)                     $109,343    $51,253   $50,692   $46,717   $60,813
                                           ========    =======   =======   =======   =======
Ratio of Expenses to
 Average Net Assets                         1.14%        1.19%     1.19%     1.24%     1.08%
                                           =======     =======   =======   =======   =======
Ratio of Net Investment
 Income to Average Net Assets               3.44%        5.33%     5.04%     4.83%     6.10%
                                           =======     =======   =======   =======   =======
Portfolio Turnover                         102.43%      78.58%    89.41%   100.78%    91.27%
                                           =======     =======   =======   =======   =======


                                       22

                         PRIVACY POLICY
                 (not part of the Prospectus)

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. We assure the confidentiality of personal information provided to us.

Customers of Greenspring Fund provide us with certain personal information. Some of this information may be disclosed to nonaffiliated third parties. For example, personal information is disclosed to our transfer agent in order to administer customer accounts and mail transaction confirmations and tax forms. Personal information is also disclosed to the mailing house the Fund utilizes for mailing shareholder reports. Disclosing this information enables us to meet customers' financial needs and regulatory requirements. The Greenspring Fund does not sell or disclose its customers' personal information to third parties for their marketing purposes. Security practices and procedures are in place to ensure the confidentiality of this information.

Anyone visiting our web site does so anonymously. The personal information that Greenspring Fund collects from its web site visitors is used to provide general information, information regarding a specific product or to contact an individual in order to satisfy a request and remains confidential.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com.



                             PP-1

               GREENSPRING FUND, INCORPORATED
              2330 West Joppa Road, Suite 110
                    Lutherville, MD 21093
                       (410) 823-5353
                       (800) 366-3863
                  www.greenspringfund.com


The Statement of Additional Information ("SAI") includes additional information about the Greenspring Fund and is incorporated by reference herein (meaning it is legally considered part of this Prospectus).

Additional information about our investments is available
in our semi-annual and annual reports.   The annual report
discusses the market conditions and investment strategies that significantly affected our performance during 2003.

You can obtain a free copy of our SAI, annual and semi-annual reports from the SEC's internet site at http://www.sec.gov, from our internet site at www.greenspringfund.com, by e-mailing us at www.greenspring@greenspringfund.com, or by calling us at (800) 366-3863.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC or may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

If you have questions regarding your account, call Shareholder
Services at (800) 576-7498.

                 SEC File Number: 811-3627














                    GREENSPRING FUND, INCORPORATED
                            (the "Fund")


	            STATEMENT OF ADDITIONAL INFORMATION













The Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2004. Our Prospectus is available on our web site, www.greenspringfund.com. You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to
Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's financial statements for the year ended December 31, 2003 and the report of independent accountants are included in the Fund's Annual Report and are hereby incorporated by reference. The Annual Report is also available on our web site or can be requested, without charge, by calling
(800) 366-3863.

This Statement of Additional Information is dated May 1, 2004.








                      TABLE OF CONTENTS



Organization	                                    2

Description of the Fund, Its Investments and Risks	2

Management of the Fund	                              6

Principal Holders of Securities	                  8

Investment Advisory  and Other Services	            9

Brokerage Allocation	                             10

Capital Stock	                                   10

Purchase, Redemption and Pricing of the
 Fund's Shares                                       11

Taxes	                                               11

Financial Statements	                             12

Appendix	                                         13




                          Organization

Greenspring Fund, Incorporated (the "Fund") was incorporated under
the laws of the State of Maryland in October 1982.   The Fund first
offered its shares to the public on July 1, 1983.

        Description of the Fund, Its Investments and Risks

Description. The Fund is an open-end, diversified management investment company.

Investment Strategies. The Fund primarily invests in companies whose securities it considers undervalued relative to their peers or the general market. The Fund may also invest in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Investment Risks. The Fund's investment in undervalued securities is subject to the risk that these value stocks may not reach what the portfolio manager believes is their full value. Bonds have two main sources of risk, which are interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit rating could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest.

Investment Program. The Fund invests in a combination of common stocks, preferred stocks, bonds (which may be high yield), convertible bonds, government securities, and money market instruments. The Fund also reserves the right to invest in repurchase agreements, foreign securities, write or purchase call options (covered or uncovered), and write or purchase put options. The Fund normally limits its investment in a specific security to 5% of total Fund assets at the time of purchase. The Fund also limits its concentration in one particular industry to less than 25% of total Fund assets at the time of purchase.

Options. The Fund may purchase and sell both call options and put options that are listed on an organized securities exchange. Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks, which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

Call Options. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer ("seller") of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may write ("sell") covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund. Options will be sold on the basis of investment considerations consistent with the Fund's investment objectives. These options will generally be written on securities which, in the opinion of the Fund, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund may sell uncovered call options. In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security. Once the option has been written, the Fund will establish and maintain for the term of the option a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities. If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options. The writer assumes the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues. Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period. The Fund will not commit more than 5% of its total assets at the time of purchase to the purchasing of call options. The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio. This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly.

                                2
The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options. The Fund may write ("sell") put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period. The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put. This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold.
The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period. Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities. This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security's current market price. Purchasing put options involves the risk of losing the entire premium (purchase price of the option).
No more that 5% of the Fund's total net assets, at the time of purchase, will be committed to the purchasing of put options.

Non-Investment Grade Debt Securities. The Fund may invest in non-investment grade debt securities. The total return and yield of non-investment grade debt securities, commonly referred to as "high yield" bonds, can be expected to fluctuate more than the total return and yield of investment grade debt securities, but not as much as those of common stock. High yield bonds (those rated below BBB by S&P or Baa by Moody's or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

The high yield bond market's growth has paralleled a long economic expansion and has not weathered a recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield securities market and on the value of these securities in the Fund's portfolio, as well as the ability of the issuers to repay principal and interest. Securities of companies in reorganization proceedings are relatively unaffected by such events or by changes in prevailing interest rates. Adverse publicity and investor perceptions, whether or not based upon rational analysis, may also affect the value and liquidity of high yield bonds.

The market for high yield bonds may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold. If market quotations are not available, high yield bonds will be valued in accordance with standards established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information is available. To the extent the Fund owns illiquid or restricted high yield bonds, these bonds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect high yield bonds differently from other securities. The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. High yield bonds are subject to a greater risk of default than high-grade debt securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to obtain additional financing. If the issuer of a debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

High yield bonds present risks based on payment expectations. These bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield bonds than in the case of investment grade debt securities.

The following table illustrates the percentage of our total investments during 2003 represented by 1) bonds rated by S&P and Moody's, separated into each applicable rating category by monthly dollar weighted average and 2) bonds not rated, which is not necessarily an unfavorable rating. The composition of the bonds held

                                  3
during 2003 is not an indication of the future composition of the portfolio.


                            Rating Categories

                 S & P   Moody's            Percentage
                    AAA/Aaa                      0%
                      A/A                        0%
                  BBB                         4.63%
                           Baa                3.98%
                  BB                          7.59%
                           Ba                11.37%
                  B                          10.42%
                           B                  9.57%
                  CCC                        10.74%
                           Caa                0.64%
                  CC                             0%
                           Ca                    0%
                Unrated                      18.78%
                          Unrated            26.60%

Foreign Securities. The Fund may invest in securities principally traded in markets outside the United States. Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated. Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country. Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund. There also may be less publicly available information about foreign securities and governments than domestic ones. Foreign securities are generally not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on domestic securities. Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

Repurchase Agreements. The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks. If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy.

Portfolio Turnover. While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund's investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than other mutual funds. The Fund's portfolio turnover rate for the fiscal years ended December 31, 2003 and 2002 was 102.43% and 78.58%, respectively.

Fundamental Policies. The Fund?s fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1)	purchase any securities which would cause more than 5% of
      its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10 percent of the outstanding voting securities of an issuer;

                                   4
2)	purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	invest in companies for the purpose of exercising management or control;

4)	purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	purchase or sell commodities or commodity contracts;

6)	purchase securities on margin or effect short sales of securities;

7)	make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

9)	mortgage, pledge or hypothecate securities;

10)	act as securities underwriter, except to the extent that it may be regarded as a statuatory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

11)	deal with any of its officers or directors or with any firm of which any of its officers or directors is an officer, director or member as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services; or

12)	issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.














                                     5

                       Management of the Fund

The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the Fund's shareholders. The following list summarizes information on the officers and directors of the Fund for the past five years.
The address of each is 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. Those noted as "interested persons" are interested on the basis of their positions with the Fund's investment adviser, Corbyn Investment Management, Inc. ("Corbyn") except that Mr. William
E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers). The Fund is the only mutual fund overseen by the Directors.


Name, Address                  Position Held              Term of Office and             Principal Occupation(s)         Other
and Date of Birth              with the Fund             Length of Time Served         During the Past Five Years     Directorships
-----------------              -------------             ---------------------         --------------------------     -------------

                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                           Term of Officer
                                                           ---------------
                                                               One year


Interested Directors
and Officers
------------
Charles vK. Carlson         President                 From March 1993 to present.      President and Director of          None
Date of Birth 11/30/59      Chairman of the Board     From January 1994 to present.    the Fund's Adviser.
                            Chief Executive Officer   From February 1994 to present.

William E. Carlson          Director                  From February 1994 to present.   President of Shapiro               None
Date of Birth 7/23/57                                                                  Sher Guinot & Sandler
                                                                                       (a law firm) from
                                                                                       February 1999 to
                                                                                       present. Partner
                                                                                       of Shapiro Sher Guinot
                                                                                       & Sandler from February
                                                                                       1990 to present.

Michael J. Fusting           Sr. Vice President       From May 1998 to present.        Managing Director of the           None
Date of Birth 1/12/61        Chief Financial Officer  From February 1994 to present.   Fund's Adviser.
                             Director                 From March 1992 to present.

Michael T. Godack            Sr. Vice President       From March 1991 to present.      Managing Director of the           None
Date of Birth 1/24/54        Director                 From October 1982 to present.    Fund's Adviser

Richard Hynson, Jr.          Director                 From March 1985 to present.      Sr. Vice President and             None
Date of Birth 2/16/44                                                                  Managing Director of the
                                                                                       Fund's Adviser.


                                           22
Name, Address                  Position Held              Term of Office and             Principal Occupation(s)        Other
and Date of Birth              with the Fund             Length of Time Served         During the Past Five Years    Directorships
-----------------              -------------             ---------------------         --------------------------    -------------
                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                            Term of Officer
                                                            ---------------
                                                                One year


                                    6
Disinterested Directors
-----------------------
David T. Fu                    Director                  From May 1990 to present.     Managing Director of               None
Date of Birth 6/2/56                                                                   Galway Partners L.L.C.
                                                                                       (a merchant bank) from
                                                                                       May 2001 to present.
                                                                                       President of Telecom
                                                                                       Practice (provides
                                                                                       information technology
                                                                                       services to the
                                                                                       telecommunications
                                                                                       industry and is a
                                                                                       subsidiary of Iconixx
                                                                                       Corp.) from November
                                                                                       2000 to May 2001.  Vice
                                                                                       President of Business
                                                                                       Development of Iconixx
                                                                                       Corp. (a web strategy,
                                                                                       design and development
                                                                                       firm)(formerly known as
                                                                                       Empyrean Group, a
                                                                                       consolidator of
                                                                                       information technology
                                                                                       service companies) from
                                                                                       November 1998 to
                                                                                       November 2000.

Sean T. Furlong                Director                  From March 2003 to present.   Director of Finance and  		   None
Date of Birth 11/2/65                                                                  Administration at the
                                                                                       Gilman School from June
                                                                                       2003 to present.  Director
                                                                                       of Strategic Planning of
                                                                                       Newell-Rubbermaid
                                                                                       (marketer of consumer products)
                                                                                       from August 2002 to June 2003.
                                                                                       Division Controller of Cisco
                                                                                       Systems (networking for the
                                                                                       Internet) from August 2000
                                                                                       to August 2002.

                                Position Held          Term of Office and             Principal Occupation(s)           Other
Name, Address and Age           with the Fund         Length of Time Served          During the Past Five Years     Directorships
---------------------           -------------         ---------------------          --------------------------     -------------
                                                         Term of Director
                                                         ----------------
                                                         Until next Annual
                                                         Meeting of
                                                         Stockholders and
                                                         thereafter until a
                                                         successor is elected.

                                                          Term of Officer
                                                          ---------------
                                                              One year


Disinterested Directors
-----------------------
Sean T. Furlong (con't)                                                                   Various Controllers
                                                                                          positions of Black and
                                                                                          Decker Corporation
                                                                                          (global manufacturer)
                                                                                          from December 1997 to
                                                                                          July 2000.

Michael P. O'Boyle               Director                  From July 2000 to present.     Chief Financial Officer         None
Date of Birth 5/20/56                                                                     of The Cleveland Clinic
                                                                                          Foundation (provides
                                                                                          patient care within a
                                                                                          setting of education and
                                                                                          research) from October
                                                                                          2001 to present.
                                                                                          Executive Vice President
                                                                                          and Chief Financial
                                                                                          Officer of MedStar
                                                                                          Health (a non-profit,
                                                                                          community-based health
                                                                                          care organization serving
                                                                                          the Baltimore-
                                                                                          Washington region) from
                                                                                          April 1999 to October
                                                                                          2001.  Sr. Vice President
                                                                                          of Business and System
                                                                                          Development of MedStar
                                                                                          Health from July 1998 to
                                                                                          April 1999.

Officers
--------
Elizabeth Agresta Swam           Secretary and Treasurer   From May 1998 to present.      Administrator of the             None
Date of Birth 5/13/67                                                                     Fund from April 1991 to
                                                                                          present.




Standing Committees. Currently, the Fund's Board of Directors has one standing committee. The Audit Committee oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting, the quality and integrity of the Fund's financial statements and the independent audit thereof, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits, as well as approves prior to appointment the engagement of the Fund's independent auditor and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditors. The Committee consists of David Fu, Michael O'Boyle and Sean Furlong and meets periodically as needed. The Committee held three meetings during the fiscal year ending December 31, 2003.

Directors' ownership of the Fund.  As of December 31, 2003, the
Directors beneficially owned the following dollar value of Fund shares.

Interested Directors                  Dollar Range of Fund Shares Owned
--------------------                  ---------------------------------
Charles vK. Carlson                             over $100,000
William E. Carlson                              over $100,000
Michael J. Fusting                            $10,001 - $50,000
Michael T. Godack                               $1 - $10,000
Richard Hynson, Jr.                             over $100,000


Disinterested Directors
-----------------------
David T. Fu                                     over $100,000
Sean T. Furlong                                      $0
Michael P. O'Boyle                               $1 - $10,000

Independent directors and directors who are not employees of the Fund or companies affiliated with the Fund are compensated $1,500 for attending the annual Board of Directors meeting plus $500 for each other meeting attended. Independent directors who are members of the Audit Committee are compensated $250 for each meeting attended. Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors. Directors, as well as officers, who are "interested persons" of the Fund are not compensated by the Fund, but may be compensated by Corbyn.

                                  7

                         Compensation Table

            Name              Aggregate Compensation from Fund for 2003
            ----              -----------------------------------------

Interested Directors
--------------------
Charles vK. Carlson                               $0
William E. Carlson                              $2,050
Michael J. Fusting                                $0
Michael T. Godack                                 $0
Richard Hynson, Jr.                               $0


Disinterested Directors
-----------------------
David T. Fu                                      $2,900
Sean T. Furlong                                  $1,550
Michael P. O'Boyle                               $2,300

There is no pension or retirement benefits accrued as part of the Fund's expenses.

Codes of Ethics. The Fund and its Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940.
These codes of ethics allow personnel to invest on a last in and last out basis for securities, which are also purchased or sold for the Fund or its Adviser. Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security. The codes of ethics provide that no personnel who is aware that the Fund or its Adviser is purchasing or selling a particular security, or that the Fund or its Adviser has such a purchase of sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund's or its Adviser's transactions in that security have been completed.

The Fund has also adopted a Code of Ethics for Chief Executive
Officers and Chief Financial Officers. This code of ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with the SEC and in other public communications made by the Fund; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and accountability for adherence to the Code.

Proxy Voting Policies. The Fund's Board of Directors has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to its investment adviser. All such proxy voting responsibilities shall be subject to the Board's continuing oversight. Corbyn will vote proxies related to securities in a manner that is in the best interest of the Fund. Corbyn will consider only those factors that relate to the Fund's investment, including how its vote will impact and affect the value of the Fund's investment. In voting on each and every issue, Corbyn will vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. Corbyn may also take into consideration information from other sources, including the portfolio manager, investment professionals, management of the company presenting a proposal, shareholder groups and independent proxy research services. In exercising its voting discretion, Corbyn will avoid any direct or indirect conflict of interest raised by such voting decision. Corbyn will provide adequate disclosure to the Fund if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an
actual or potential conflict of interest to Corbyn.   Information
regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 1-800-366-3863 and on the SEC's website at http://www.sec.gov.

              	Principal Holders of Securities

As of April 1, 2004, the following shareholders are the recordholders of 5% or more of the outstanding shares of the Fund:

        	                        Amount/Nature       Percentage
     Name/Address                   of Ownership        of Ownership
     ------------                   ------------        ------------
Charles Schwab & Co., Inc.            1,507,526		       27%
101 Montgomery Street			    Record
San Francisco, CA 94104

                                 8

National Investor Services Corp.	  1,107,773 	       20%
55 Water Street, Fl. 32			    Record
New York, NY 10041-3299

Corbyn Investment Management		    614,959              11%
2330 W. Joppa Rd., Suite 108		     Record
Lutherville, MD 21093

National Financial Services Corp.       359,725               6%
P.O. Box 3730				     Record
New York, NY 10008-3730

As of April 1, 2004, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, approximately 77,893 shares of the Fund, representing approximately 1% of the Fund's outstanding shares.

	           Investment Advisory and Other Services

Investment Adviser. Corbyn Investment Management, Inc., is the Fund's Adviser and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. Corbyn was organized in 1973 and provides investment management services for pension funds, endowments and individuals.

Subject to the supervision of the Board of Directors of the Fund, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund. The Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

The Fund compensates the Adviser at the end of each calendar month with a fee computed daily of .75% of average daily net assets up to $250 million, .70% of average daily net assets between $250 and $500 million and .65% of average daily net assets in excess of $500 million.

The investment advisory fees paid by the Fund for the fiscal years ended December 31, 2001, 2002, and 2003 were $386,221, $384,658, and 549,376, respectively.

Each year, the Advisory Agreement must be approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. Additionally, the Agreement must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act) by votes cast in person at a meeting called for this purpose. The Agreement may be terminated at any time by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, without penalty, on
60 days written notice to the Adviser and will terminate
automatically in the event of its assignment.   The Adviser may also
terminate the Agreement by notifying the Fund 60 days prior to the termination date.

The Board of Directors approved the Fund's Investment Advisory Agreement at its most recent meeting on February 24, 2004. The Board focused on the quality of services provided by Corbyn and the overall fairness of the contract. The Board discussed the quality of services provided by Corbyn by reviewing the Fund's performance for the fiscal year ended December 31, 2003 of 31.3% to major market benchmark indices and relative market benchmark indices. The Board also discussed the performance of the Fund's asset classes as compared to relative market benchmark indices. The Board reviewed the Fund's long-term performance and ranking within the Morningstar Moderate Allocation and Lipper Flexible Portfolio categories and the degree of risk undertaken by the Fund to achieve its performance. It was pointed out that Morningstar has given the Fund its highest rating of five stars. In considering the overall fairness of the Investment Advisory Agreement, the Board considered the extent to which economies of scale have been taken into account in setting the fee schedule.
The Board discussed that in 1998, the advisory fee structure was changed from a flat fee of 0.75% of monthly net assets to a step down fee structure that would decrease the advisory fee as the Fund's assets grew. The Board considered the Fund's advisory fees compared to those of similar funds. The Board reviewed the Fund's advisory fee structure and expense ratio to other mutual funds with assets between $75 - $150 million that are categorized by Lipper as Flexible Portfolio or by Morningstar as Moderate Allocation. The average fee structure was 0.74% as compared with the Fund at 0.75%. The average expense ratio

                                  9
for 2003 was 1.15% as compared with the Fund at 1.14%. The Board discussed the Fund's peers that have different operating structures (multiple classes of shares, allocation of fees with shared infrastructure), which affect their expense ratio, as well as if the Fund's peers' investment strategy is research intensive. The Board then determined that the Fund's fee structure and expense ratio were reasonable.

Administrator. Corbyn Investment Management, Inc. serves as the administrator of the Fund pursuant to an Administrative Services Agreement dated May 1, 1998. Corbyn is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

The Fund compensates Corbyn with a monthly fee of $2,500 plus .04% of average daily net assets up to $250 million, .03% of average daily net assets between $250 and $500 million and .025% of average daily net assets in excess of $500 million.

The administrative fees paid by the Fund for the fiscal years ended December 31, 2001, 2002 and 2003 were $50,599, $50,507, and $59,299, respectively.

Transfer Agent. PFPC, Inc. ("PFPC") is the transfer agent for the Fund. PFPC's address is 760 Moore Rd., King of Prussia, Pennsylvania 19406.

Custodian.  PFPC Trust Company is the custodian for the Fund.  PFPC
Trust Company's address is 8800 Tinicum Boulevard, Third Floor, Suite 200, Philadelphia, Pennsylvania 19153.

Independent Accountants. PricewaterhouseCoopers LLP ("PwC") is the independent accountant for the Fund. The financial statements for the year ended December 31, 2003 and the report of PwC are included in the Fund's Annual Report, which are incorporated by reference into this Statement of Additional Information.


  	                 Brokerage Allocation

Corbyn selects the brokerage firms used to complete securities transactions. Broker-dealers are selected to effect securities transactions for the Fund based on which can obtain the most favorable combination of price and execution for a transaction. The Fund does not base its execution decisions solely on whether the lowest possible commission can be obtained. Corbyn determines if the commission is reasonable relative to the value of the brokerage and research services provided for that particular transaction or for overall services provided. Corbyn evaluates the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities.

The Fund will compare commissions charged on transactions to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range. Corbyn may pay a higher brokerage commission to brokers who provide quality, comprehensive and frequent research studies that assist Corbyn in its investment-decision responsibilities. These services and data are provided in written form or electronic media, which are used by Corbyn in connection with its research of securities and execution of trades. Services provided by brokers include quotation services, computer databases and software, and other trade and industry publications. The benefits realized from research services and data received from brokerage institutions may be used by Corbyn in servicing all of its accounts however not all of these services may be used by the adviser in connection with the Fund. Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

For the fiscal years ended December 31, 2001, 2002, and 2003, the total brokerage commissions paid by the Fund were $187,864, $177,249, and 184,665, respectively. The Fund's officers and directors and Corbyn's officers, directors and shareholders are not affiliated with any brokers used by the Fund.

                         Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock. All shares are of the same class, with equal rights and

                              10
privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Fund holds a Meeting of Shareholders when certain non-routine matters must be approved. However, if you own at least 10% of the Fund's outstanding shares, you may call a special meeting for the purpose of voting on the removal of any Fund director.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so.

 	Purchase, Redemption and Pricing of the Fund's Shares

Purchase of Shares. Shares of the Fund can be purchased any day the New York Stock Exchange (the "Exchange") is open for business. The Fund must receive your purchase order in good form prior to the close of the Exchange for you to receive that day's closing net asset value. If your purchase order is received after the close of the Exchange, you will receive the next day's closing net asset value.

Net Asset Value Per Share. The Fund's shares of stock are purchased and redeemed at the Fund's current net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The net asset value per share is calculated as of the close of the regular session of the Exchange each day the Exchange is open for business. The Exchange is typically closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Pricing of Securities. Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

The Fund may invest in securities which are restricted as to public sale. Such securities may be valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser as directed by the Board of Directors.

Redemption in Kind. The Fund expects to make all redemptions in cash. The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund's portfolio securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                                Taxes

The Fund intends to continue to qualify each taxable year for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such for a taxable year, the Fund must (a) diversify its holdings so that at the end of each quarter of the year (i) at least 50% of the value of its total assets is represented by cash and cash equivalents, U.S. government securities, securities of other regulated investment companies and other securities (excluding securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities) and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer,
(b) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains (without including losses) from the sale or other disposition of securities or foreign currencies and other income (including gains from options) derived with respect to its business of investing in securities or those currencies, and (c) distribute at least 90% of the Fund's taxable income (determined without regard to any deduction for dividends paid) for the taxable year. If, in any taxable year, the Fund does not qualify for treatment as a regulated investment company, (a) it

                                  11
would be taxed at normal corporate tax rates on the entire amount of its taxable income, if any, without deduction for distributions to its shareholders, and (b) its distributions made out of its earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), except for the part of those dividends that is "qualified dividend income" (described in the Prospectus), which is subject to a maximum federal income tax rate of 15%. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

In each calendar year the Fund is required to distribute at least the sum of 98% of the ordinary income earned in that year, 98% of the net capital gains realized in the 12-month period ending on October 31 of that year and any undistributed ordinary income and net realized capital gains from the prior year or the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed. For 2003, the Fund made the following distributions:

               Ordinary Dividends Per Share $0.61

Dividends and other distributions are generally taxable to shareholders in the year in which they are received.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" mentioned above.

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the source-of-income requirement mentioned above.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less
(or more) than the premium it received when it wrote the option.
When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

                     Financial Statements

The financial statements are incorporated by reference from the Fund's Annual Report to Shareholders dated December 31, 2003. The Annual Report was filed with the SEC on February 23, 2004. The accession number is 711322-04-000001.

                                12

                             APPENDIX A
               Description of Corporate Bond Ratings

Standard & Poor's Corporation

The bond ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources that it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default, capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.	Nature and provisions of the obligation.

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - The highest rating assigned by Standard & Poor's with extremely strong capacity to pay interest and repay principal.

AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

CCC - Identifiable vulnerability to default and dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC, C - Subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor?s believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Service, Inc.

Aaa - Judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality with minimal investment risk. They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present. Consequently, the long-term risks appear somewhat larger than with Aaa securities.

A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
      Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements and often the protection of interest and principal payments may be only moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                   13
B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

Ca - Represent obligations that are speculative in a high degree and are often in default or have other marked shortcomings.

C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.



















                                   14

	                           PART C
	                      OTHER INFORMATION

Item 23.

a(1)	Articles of Incorporation of the Registrant, filed as Exhibit a(1)
to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) dated April 28, 2000, which is hereby incorporated by reference.

a(2)	Amendment to the Articles of Incorporation of Registrant, dated
May 8, 1990, filed as Exhibit a(2) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000,
which is hereby incorporated by reference.

a(3) 	Amendment to the Articles of Incorporation of Registrant, dated
April 28, 1998, filed as Exhibit a(3) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 30, 1998,
which is hereby incorporated by reference.

b(1) 	By-laws of the Registrant, filed as Exhibit b(1) to the
Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) dated April 28, 2000, which is hereby incorporated by reference.

b(2) 	Amendment to the By-Laws, dated May 8, 1990, filed as Exhibit b(2)
to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

b(3) 	Amendment to the By-Laws, dated October 19, 2000 filed as
Exhibit b(3) to the Registrant's Post-Effective Amendment No. 23
(File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

c 	Provisions of instruments defining the rights of holders of
the Registrant's securities are contained in the Articles of Incorporation of the Registrant.

d	Investment Advisory Agreement, dated October 15, 1999, filed as Exhibit d to the Registrant's Post-Effective Amendment No. 22
(File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

g(1)	Custodian Agreement, dated October 1, 1994, between the
Registrant and Wilmington Trust Company, filed as Exhibit g(1) to the Registrant's Post Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on September 1, 1994, which is hereby incorporated by reference.

g(2)	Assignment Agreement to the Custodial Agreement of the
Registrant, dated January 5, 1998, filed as Exhibit g(2) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

g(3)	Custodial Fees (schedule of remuneration), dated
October 1, 1994, filed as Exhibit g(3) to the Registrant's
Post-Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995, which is hereby incorporated by reference.

g(4) 	Assignment Agreement to the Custodial Agreement of the
Registrant, dated December 31, 1998, filed as Exhibit g(4) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

g(5)	Amendment to Custodial Fees (schedule of remuneration),
dated April 1, 2001, filed as Exhibit g(5) to the Registrant's
Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(1)	Order Placement Procedures Amendment to the Charles Schwab
Operating Agreement, dated January 6, 1998, filed as Exhibit h(1) to the Registrant's Post-Effective Amendment No. 20 (File No.
2-81956 and 811-3627) on April 28, 1998, which is hereby
incorporated by reference.

h(2)	Transfer Agent Agreement, dated October 1, 1998, between the
Registrant and PFPC Inc., filed as Exhibit h(2) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(3)	Administrative Services Agreement of the Registrant, dated
May 1, 1998, filed as Exhibit h(3) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998,
which is hereby incorporated by reference.

h(4)	Retirement Plan Order Processing Amendment to the Charles
Schwab Operating Agreement, dated October 15, 1998, filed as Exhibit h(4) to the Registrant's Post-Effective Amendment No. 21
(File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(5)	Administration Agreement, dated January 11, 1999, among the
Registrant, Fidelity Brokerage Services and National Financial Services Corporation, filed as Exhibit h(5) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(6)	Amendment to the Charles Schwab Operating Agreement,
dated November 15, 1999, filed as Exhibit h(6) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(7)	Agreement, dated October 11, 1999, among Registrant and
American Express Financial Advisors Inc., filed as Exhibit h(7) to the Registrant's Post-Effective Amendment No. 22 (File No.
2-81956 and 811-3627) on April 28, 2000, which is hereby
incorporated by reference.

h(8)	Amendment to Agreement, dated February 1, 2000,  among
Registrant and American Express Financial Advisors, filed as Exhibit h(8) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(9)	Retirement Plan Order Processing Amendment to the Charles
Schwab Operating Agreement, dated October 1, 2000, filed as Exhibit h(9) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(10)	Agreement, dated August 21, 2000, among Registrant and
Goldman, Sachs & Co., filed as Exhibit h(10) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(11)	Services Agreement, dated February 15, 2003, among Registrant and Charles Schwab, filed as Exhibit h(11) to the Registrant's
Post-Effective Amendment No. 25 (File No. 2-81956 and 811-3627) on April 24, 2003, which is hereby incorporated by reference.

h(12)	Amendment to Charles Schwab Operating Agreement, dated
January 1, 2003, filed as Exhibit h(12) to the Registrant's
Post-Effective Amendment No. 25 (File No. 2-81956 and 811-3627) on April 24, 2003, which is hereby incorporated by reference.

h(13)	Confidentiality Agreement, dated February 15, 2003, among
Registrant and Charles Schwab, filed as Exhibit h(13) to the Registrant's Post-Effective Amendment No. 25 (File No. 2-81956 and 811-3627) on April 24, 2003, which is hereby incorporated by reference.

h(14)	Retirement Plan Same Day Exchange Processing Amendment to the
Charles Schwab Operating Agreement, dated April 1, 2003, filed as Exhibit h(14) to the Registrant's Post-Effective Amendment No. 25 (File No. 2-81956 and 811-3627) on April 24, 2003, which is hereby incorporated by reference.

h(15)	Amendment to Charles Schwab Services and Operating Agreement
dated June 16, 2004, filed herewith.

h(16)	Mutual Fund Services Agreement, dated August 11, 2003, among
Registrant and Scottrade, filed herewith.

h(17)	Services Agreement, dated October 13, 2003, among Registrant and National Financial Services, filed herewith.

i   	Opinion and Consent of Counsel, filed herewith.

j   	Consent of PricewaterhouseCoopers LLP, filed herewith.

l   	Agreement of Registrant providing the initial capital, filed as
Exhibit l to the Registrant's Registration Statement of Form N-1
(File No. 2-81956 and 811-3627) on April 30, 1983, and Post-Effective Amendment No. 24 (File No. 2-81956 and 811-3627) on April 22, 2002,
which is hereby incorporated by reference.

o(1)	Codes of Ethics, filed as Exhibit o to the Registrant's
Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

o(2)	Amendment to Codes of Ethics, filed herewith.


Item 24.  Persons Controlled by or Under Common Control with  Registrant

Charles vK. Carlson is President of Corbyn Investment Management,
Inc. ("Corbyn") and Messrs. Godack, Hynson, Trump and Fusting and Mrs. Karla Moore are Managing Directors of Corbyn. As of April 1, 2004, approximately 11% of the Fund's outstanding stock was owned by various private counsel clients to which Corbyn has discretionary authority. See the response to Item 26 below for further information regarding Corbyn.

Item 25.  Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith. However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith. This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

Corbyn Investment Management, Inc. (the "Adviser") was organized in 1973 and provides investment management services for pension fund, endowments and individuals. The Adviser is a registered investment adviser with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Set forth below is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person is engaged:

Charles vK. Carlson
-------------------
President, Chairman of the Board of Directors and Chief Executive
Officer of Greenspring Fund, Incorporated; President, Treasurer and Managing Director of Corbyn Investment Management, Inc.

Michael Joseph Fusting
----------------------
Sr. Vice President, Chief Financial Officer and Director of
Greenspring Fund, Incorporated; Managing Director of Corbyn Investment Management, Inc.

Michael Timothy Godack
----------------------
Sr. Vice President, and Director of the Greenspring Fund,
Incorporated; Managing Director of Corbyn Investment Management, Inc.

Richard Hynson, Jr.
-------------------
Director of Greenspring Fund, Incorporated; Sr. Vice President and Managing Director of Corbyn Investment Management.


Karla Keller Moore
------------------
Secretary and Managing Director of Corbyn Investment
Management, Inc.

David Allen Trump
-----------------
Managing Director of Corbyn Investment Management, Inc.

William White
-------------
Vice President of Client Development of Corbyn Investment
Management, Inc.

Item 27.  Principal Underwriters

The Registrant does not have any principal underwriter of its shares.

Item 28.  Location of Accounts and Records:

(a)	With respect to the required books and records to be maintained by the Registrant's Custodian under Section 31(a) of the 1940
Act, the address is:

PFPC Trust Company
8800 Tinicum Boulevard
Third Floor, Suite 200
Philadelphia, PA 19153

(b)	With respect to the required books and records to be maintained by the Registrant's Transfer Agent under Section 31(a) of the 1940 Act, the address is:

PFPC Inc.
760 Moore Rd.
King of Prussia, PA 19406

(c)	With respect to all other required books and records to be maintained by the Registrant at its principal office and the Registrant's Investment Advisor under Section 31(a) of the 1940 Act, the person maintaining physical possession and the address are:

Elizabeth Agresta Swam
Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093

Item 29.  Management Services

The Registrant has disclosed all management-related service contracts in Part A and B.

Item 30.  Undertakings

Not Applicable

	                    Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to the Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 26 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 15th day of April, 2004.

              Greenspring Fund, Incorporated

              By:/s/ Charles vK. Carlson
              -------------------------------
              Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	    	                Title     		  Date
---------                         -----                 ----
/s/Charles vK. Carlson	President, Chief Executive 	April 15, 2004
----------------------  Officer and Chairman of the
Charles vK. Carlson     Board

/s/William E. Carlson   Director				April 15, 2004
----------------------
William E. Carlson

/s/David T. Fu		Director				April 15, 2004
----------------------
David T. Fu

/s/Sean T. Furlong      Director				April 15, 2004
----------------------
Sean T. Furlong

/s/Michael J. Fusting   Sr. Vice President,           April 15, 2004
---------------------   Chief Financial Officer
Michael J. Fusting      and Director

/s/Michael T. Godack	Sr. Vice President and 		April 15, 2004
--------------------    Director
Michael T. Godack

/s/Richard Hynson, Jr.  Director                      April 15, 2004
----------------------
Richard Hynson, Jr.

/s/Michael P. O'Boyle	Director				April 15, 2004
---------------------
Michael P. O'Boyle



                            EXHIBIT H(15)

      Amendment to Charles Schwab Services and Operating Agreement
































                         SERVICES AGREEMENT

	This Agreement is made as of June 16, 2003, between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, each registered investment company ("Fund Company") executing this Agreement, on its own behalf and on behalf of each of its series or classes of shares ("Fund(s)") listed on Schedule I, as amended from time to time, and Corbyn Investment Management, Inc.
("Fund Affiliate"). Fund Company and Fund Affiliate are collectively referred to herein as "Fund Parties." In the event that there are no series or classes of shares listed on Schedule I, the term "Fund(s)" shall mean "Fund Company."

	WHEREAS, Fund Affiliate is either an investment adviser to or an administrator for the Funds or the principal underwriter for the Funds.

	WHEREAS, Fund Parties wish to have certain recordkeeping, shareholder communication, and other such administrative services performed for each Fund; and

	WHEREAS, Schwab is willing to perform or cause to be performed such administrative services on the terms and conditions set forth herein.

	NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

	1.	Services.

		a.	During the term of this Agreement, Schwab shall
perform or cause to be performed the administrative services set forth on Exhibit A hereto, as such exhibit may be amended from time to time by mutual consent of the parties (the "Services").

		b.	The parties agree that the Operating Agreement,
dated as of June 16, 2003, between Schwab and Fund Company, as amended from time to time ("Operating Agreement"), is incorporated herein by this reference. In processing purchase, redemption, transfer and exchange orders placed by Schwab on behalf of investors, and in order to facilitate the performance of Services, all terms and conditions of the Operating Agreement shall be binding as between Schwab and Fund Parties, and the references to Fund Company therein shall be deemed to mean Fund Parties for the purposes of this Agreement. In the event of any inconsistency between the Operating Agreement and this Agreement, this Agreement shall control.

	2.	Fees.  For the Services, Schwab shall receive a fee (the
"Fee") from Fund Parties that shall be calculated and paid in accordance with Exhibit B hereto.

	3.	Transaction Charges.  The parties acknowledge and agree that
Schwab may collect transaction fees from certain customers (including "Active Traders," as Schwab may define that term) for certain services and from other customers upon such other customers' redemption of certain shares.

	4.	Indemnification.

		a.	Schwab shall indemnify and hold harmless Fund Parties
and their directors, officers, employees, and agents ("Indemnified
Parties") from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees) ("Losses") incurred by any of them arising out of (i) Schwab's dissemination of information regarding Fund Parties or a Fund that contains an untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading and that was not published or provided to Schwab by or on behalf of Fund Company or its affiliated persons ("Affiliates") as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), or accurately derived from information published or provided by or on behalf of Fund Company or any Affiliate,
(ii) any breach by Schwab of any representation, warranty or agreement contained in this Agreement, or (iii) any willful misconduct or negligence by Schwab in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses are caused by a Fund Party's breach of this Agreement or a Fund Party's willful misconduct or negligence in the performance, or failure to perform, its obligations under this Agreement. This Section 4(a) shall survive termination of this Agreement.

		b.	In any event, no party shall be liable for any special,
consequential or incidental damages.

	5.	Role and Relationship of Schwab.  The parties acknowledge
and agree that the Services under this Agreement are recordkeeping, shareholder communication and related services only and are not the services of an underwriter or a principal underwriter of any Fund within the meaning of the Securities Act of 1933, as amended, or the 1940 Act, although certain of these services may be distribution related. This Agreement does not grant Schwab any right to purchase shares from any Fund (although it does not preclude Schwab from purchasing any such shares), nor does it constitute Schwab an agent of Fund Parties or any Fund for purposes of selling shares of any Fund to any dealer or the public. To the extent Schwab is involved in the purchase of shares of any Fund by Schwab's customers, such involvement will be as agent of such customer only.

	6.	Information to be Provided.  Fund Parties shall provide to
Schwab prior to the effectiveness of this Agreement or as soon thereafter as practicable, two (2) copies of the then-current prospectus and statement of additional information of each Fund. Fund Party shall provide Schwab with written copies of any amendments to or changes in the Fund's prospectus or statement of additional information immediately upon their effective date.

	7.	Representations and Warranties.

		a.	Each Fund Party represents and warrants that its board
of directors or board of trustees has authorized such Fund Party to enter into this Agreement.

		b.	Each Fund Party represents and warrants that the person
signing this Agreement on its behalf is an officer or a party authorized to execute this Agreement on behalf of such Fund Party.

	8. 	Notices.  All notices required by this Agreement (excluding
the Operating Agreement) shall be in writing and delivered personally or sent by first class mail. Such notices will be deemed to have been received as of the earlier of actual physical receipt or three (3) days after deposit, first class postage prepaid, in the United States mail.
All such notices shall be made:

	if to Schwab, to:	Charles Schwab & Co., Inc.
				101 Montgomery Street
				San Francisco, CA 94104

				Attention: William M. Thomas
				Senior Vice President/Mutual Funds

	with a copy to:	General Counsel, Mutual Funds
				at the same address;

if to Fund Party, to the address given below in the signature block.

	9.	Nonexclusivity.  Each party acknowledges that the other
may enter into agreements similar to this Agreement with other parties for the performance of services similar to those to be provided under this Agreement, unless otherwise agreed to in writing by the parties.

	10.	Assignability.  This Agreement is not assignable by any
party without the other parties' prior written consents and any attempted assignment in contravention hereof shall be null and void; provided, however, that Schwab may, without the consent of Fund Parties, assign its rights and obligations under this Agreement to any Affiliate.

	11.	Exhibits and Schedules; Entire Agreement.  All Exhibits
and Schedules to this Agreement, as they may be amended from time to time, are by this reference incorporated into and made a part of this Agreement. This Agreement (including the Exhibits and Schedules hereto), together with the Operating Agreement, constitute the entire agreement between the parties as to the subject matter hereof and supersedes as of the date hereof any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the time at which this Agreement has been executed and delivered by Schwab and Fund Parties, including, but not limited to, the Services Agreement between Schwab and Fund Parties, made as of February 15, 2003.

	12.	No Waiver.  The failure of either party to insist upon
exercising any right under this Agreement shall not to any extent preclude such party from asserting or relying upon such right in any other instance.

	13.	Amendment.  This Agreement and the Exhibits and Schedules
hereto may be amended only by a writing executed by each party hereto that is to be bound by such amendment.

	14.	Governing Law.  This Agreement shall be governed by and
interpreted under the laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the state.

	15.	Effectiveness of Agreement; Termination

		a.	The effective date of this Agreement as to any Fund
shall be the later of the date on which this Agreement is made or the date set forth opposite the name of the Fund on Schedule I.

		b.	This Agreement may be terminated as to a Fund (i) by
any party upon ninety (90) days' written notice to the other parties or (ii) by any party upon such shorter notice as is required by law, order, or instruction by a court of competent jurisdiction or a regulatory body or self-regulatory organization with jurisdiction over such terminating party or (iii) by Fund Parties, upon notice to Schwab of the termination of any Rule 12b-1 Plan as to any Fund that had such Rule 12b-1 Plan in effect as of its effective date on this Agreement, provided that a portion of the Fee is paid pursuant to the Rule
12b-1 Plan.

		c.	Notwithstanding any termination, Fund Parties will
remain obligated to pay Schwab the Fee as to each share of the Fund that was considered in the calculation of the Fee as of the date of termination, and as to each share of the Fund which results from reinvesting the dividends or capital gains distributed on such shares (each a "Pre-Termination Share"), for so long as such Pre-Termination Share is held in any of the Account(s) (as defined in the Operating Agreement) and Schwab continues to perform substantially all of the Services as to such Pre-Termination Share. Further, for so long as Schwab continues to perform the Services as to any Pre-Termination
Shares, this Agreement will otherwise remain in full force and effect as to such Pre-Termination Shares. Fund Parties shall reimburse
Schwab promptly for any reasonable expenses Schwab incurs in effecting any termination of this Agreement, including delivery to a Fund Party of any records, instruments, or documents reasonably requested by the Fund Party.

		d.	In the event a Fund merges or is subject to some
other form of business reorganization such that shareholders of the Fund receive shares of an entity not listed on Schedule I to this Agreement (each share a "Reorganized Share"), each such Reorganized Share shall be deemed to be a Pre-Termination Share and Fund Parties will remain obligated to pay Schwab the Fee as to each Reorganized
Share for so long as such Reorganized Share is held in any Schwab account, unless such Reorganized Share is subject to a services agreement with Schwab other than this services agreement.

	16.	Counterparts.  This Agreement may be executed in one or
more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

	IN WITNESS WHEREOF, the parties have executed this Agreement by a duly authorized representative of the parties hereto.

CHARLES SCHWAB & CO., INC.
THE GREENSPRING FUND, INCORPORATED,

on its own behalf and on behalf of each Fund

listed on Schedule I hereto
By:

	William M. Thomas
By:
	Senior Vice President

	Asset Management Strategic Alliances
Name:


Date:
Title:


CORBYN INVESTMENT MANAGEMENT, INC.
Date:


By:
Address:


Name:



Title:
Attn:


Date:



Address:







Attn:


                                EXHIBIT A

                                SERVICES


	1.	Record Maintenance.

		Schwab shall maintain, and require any correspondent brokers or banks to maintain with respect to their customers, the following records with respect to a Fund for each customer who holds Fund shares in a Schwab brokerage account:

		a.	Number of shares;
		b.	Date, price and amount of purchases and redemptions
                 (including dividend reinvestments) and dates and
                  amounts of dividends paid for at least the current
                  year to date;
		c.	Name and address of the customer, including zip codes
                  and social security numbers or taxpayers
                  identification numbers;
		d.	Records of distributions and dividend payments;
		e.	Any transfers of shares; and
		f.	Overall control records.

	2.	Shareholder Communications.

		Schwab shall:

		a.	Provide to a shareholder mailing agent for the
                  purpose of mailing certain Fund-related materials the names and addresses of all Schwab customers who hold shares of such Fund in their Schwab brokerage accounts. The shareholder mailing agent shall be a person or entity with whom the Fund has arranged for the distribution of certain Fund-related material in accordance with the Operating Agreement. The Fund-related materials shall consist of updated prospectuses and any supplements and amendments thereto, annual and other periodic reports, proxy or information statements and other appropriate shareholder communications. In the alternative, in accordance with the Operating Agreement, Schwab may distribute the Fund-related materials to its customers.

		b.	Mail current Fund prospectuses and statements of
                  additional information and annual and other periodic reports upon customer request and, as applicable, with confirmation statements;

		c.	Mail statements to customers on a monthly basis
                  (or, as to accounts in which there has been no activity in a particular month, no less frequently than quarterly) showing, among other things, the number of shares of each Fund owned by such customer and the net asset value of such Fund as of a recent date;

		d.	Produce and mail to customers confirmation statements
                  reflecting purchases and redemptions of shares of each Fund in Schwab brokerage accounts;

		e.	Respond to customer inquiries regarding, among other
                  things, share prices, account balances, dividend amounts and dividend payment dates; and

		f.	With respect to Fund shares purchased by customers
                  after the effective date of this Agreement, provide average cost basis reporting to customers to assist them in preparation of income tax returns.

		g.	If Schwab clears transactions in Fund shares for any
                  correspondent brokers or banks in an omnibus relationship, it will require each such correspondent broker or bank to provide such shareholder communications as set forth in 2(a) through to 2(f) to its own customers.

	3.	Transactional Services.  Schwab shall communicate, as to
shares of each Fund, purchase, redemption and exchange orders reflecting the orders it receives from its customers or from any correspondent brokers and banks for their customers. Schwab shall also communicate to beneficial owners holding through it, and to any correspondent brokers or banks for beneficial owners holding through them, as to shares of each Fund, mergers, splits and other reorganization activities, and require any correspondent broker or bank to communicate such information to its customers.

	4.	Tax Information Returns and Reports.  Schwab shall prepare
and file, and require to be prepared and filed by any correspondent brokers or banks as to their customers, with the appropriate governmental agencies, such information, returns and reports as are required to be so filed for reporting (i) dividends and other distributions made, (ii) amounts withheld on dividends and other distributions and payments under applicable federal and state laws, rules and regulations, and (iii) gross proceeds of sales transactions as required.

	5.	Fund Communications.  Schwab shall, upon request by Fund
Parties, on each Business Day and for each Fund, report the number of shares on which the Fee is to be paid pursuant to this Agreement and the number of shares on which no such Fee is to be paid.
Schwab shall also provide each Fund with a monthly invoice.


                            EXHIBIT B
                       Calculation of Fee

1.	The following terms shall have the meanings defined below:

		a.	"Daily Value" shall mean the Net Asset Value
("NAV") reported by such Fund to Schwab through the NSCC's Mutual Fund Profile Service (the "Profile Service") or, if the NAV is not available through the Profile Service, through the National Association of Securities Dealers, Inc. Automated Quotation
System or other mutually agreeable means.

		b.	"Excluded Shares" shall mean (i) shares of a
Fund first held by MFMP investors after the termination of this Agreement as to the Fund (except for Pre-Termination Shares resulting from reinvested dividends or capital gains under
Section 15(c) of this Agreement), and (ii) shares of a Fund that are governed solely by the Operating Agreement.

		c.	"Qualifying Shares" shall mean all shares of a
Fund held by MFMP investors, except for Excluded Shares.

		d.	"Qualifying Shares Fee Rate" shall mean basis points
per annum through March 31, 2004. Effective April 1, 2004, and continuing thereafter, the Qualifying Shares Fee Rate shall mean basis points per annum.

2.	The Fee shall be calculated each month by multiplying the
average Daily Value of Qualifying Shares for the month multiplied by the Qualifying Shares Fee Rate. The minimum Fee for each Fund designated "MIN" on Schedule I shall be shall be $ per month, commencing with the first full month and ending with the last full month such Fund is effective under this Agreement. The Fee shall be billed monthly in arrears and paid in accordance with Section 5 below.

3.	For purposes of calculating the Fee pursuant to this Exhibit, no adjustments will be made to the NAV for any Fund to correct errors in the NAV reported for any day unless such error is corrected and the corrected NAV is reported to Schwab before 8:00 p.m. Eastern time on the first Business Day after the day to which the error relates. Further, no adjustments shall be made to the total Fee for a given month due to data errors resulting from reverse splits.

4.	At the request of Fund Parties, Schwab shall provide, on each
Business Day, a statement detailing the aggregate Daily Value of Qualifying Shares of each Fund and the estimated amount of the Fee for such day. As soon as practicable after the end of the month, Schwab shall also provide to Fund Parties an invoice for the amount of the Fee due for each Fund. In the calculation of such Fee, Schwab's records shall govern unless an error can be shown in the number of shares used in such calculation.

5.	The Fee is due and payable by Fund Parties upon receipt of
the invoice setting forth the Fee. Payment shall be made by wire transfer. Such wire transfer shall be separate from wire transfers of redemption proceeds or distributions under the Operating Agreement.



                          SCHEDULE I
                  TO THE SERVICES AGREEMENT

Fund Company/Fund                          Effective date
The Greenspring Fund, Incorporated MIN         6/16/03

























MIN	Indicates that Fund is subject to the minimum monthly Fee
as set forth on Exhibit B.

                          OPERATING AGREEMENT

	This Agreement is made as of June 16, 2003, between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, and each registered investment company executing this Agreement ("Fund Company"), on its own behalf and on behalf of each of its series or classes of shares listed on Schedule I ("Fund(s)"), as amended from time to time. In the event there are no series or classes of shares listed on Schedule I, then the term "Fund" shall mean
"Fund Company".

	WHEREAS, Fund Company wishes to have shares of the Fund(s) available to investors for purchase and redemption through Schwab's Mutual Fund Marketplace(r) ("MFMP");

	WHEREAS, certain policies, procedures and information are necessary to enable the Fund(s) to participate in the MFMP; and

	WHEREAS, Schwab is willing to permit the Fund(s) to participate in its MFMP pursuant to the terms and conditions set forth herein.

	NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

	1.	Operating Procedures.  Schwab will open an omnibus account
(the "Account") with each Fund through which it will purchase and redeem shares, settle transactions, reconcile transactions, obtain pricing, reinvest distributions and maintain records in accordance with the Operating Procedures set forth in Exhibit A hereto.
In addition, the parties agree to transfer accounts, communicate with Fund shareholders and perform other obligations in accordance with the Operating Procedures.

	2.	Qualification Requirements.

		a.	Schwab will only place purchase orders for shares
of a Fund on behalf of an MFMP investor whose account address recorded on Schwab's books is in a state or other jurisdiction in which Fund Company has advised Schwab that, under applicable law, such Fund's shares are either qualified for sale in that state or other jurisdiction or exempt from such qualification. Fund Company shall advise Schwab immediately (i) if any such qualification of shares is terminated, (ii) if Fund shares are not qualified, that any applicable exemption from such qualification is terminated, or
(iii) if it wishes Schwab not to place purchase orders for a Fund on behalf of MFMP investors whose account addresses are in a particular state or other jurisdiction.

		b.	Schwab will, upon request, (i) furnish Fund
Company with monthly written statements of the number of shares of each Fund purchased on behalf of MFMP investors whose account addresses are in one or more states or other jurisdictions indicated by Fund Company or (ii) on a daily basis, transmit to an electronic database provider with whom Schwab has established effective systems interfaces information regarding the number of shares of each Fund purchased on behalf of MFMP investors whose account addresses are in each state for retrieval by Fund Company. Fund Company shall be responsible for all reasonable fees and other reasonable charges of such database provider in connection with Schwab's transmission of such information to and Fund Company's retrieval of such information from such database provider.

	3.	Compliance Responsibilities.

		a.	Fund Company is responsible for (i) the compliance
of each prospectus, registration statement, annual or other periodic report, proxy statement and item of advertising or marketing material of or relating to each Fund with all applicable laws, rules and regulations (except for advertising or marketing material prepared by Schwab that was not published or provided to Schwab by or on behalf of Fund Company or any Affiliate (defined below) or accurately derived from information published or provided by or on behalf of Fund
Company or any Affiliate), (ii) the distribution and tabulation of proxies in accordance with all applicable laws, rules and regulations (except for such proxy related services provided by Schwab's mailing agent), (iii) the registration or qualification of the shares of each Fund under all applicable laws, rules and regulations, and
(iv) the compliance by Fund Company and each Affiliate of Fund
Company, as that term is defined below, with all applicable laws, rules and regulations (including the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended), and the rules and regulations of each self-regulatory organization with jurisdiction over Fund Company or Affiliate, except to the extent that the failure to so comply by Fund Company or any Affiliate is caused by Schwab's breach of this Agreement or its willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement. Fund Company's responsibilities under Sections 3(a)(i) to 3(a)(iv) include, but are not limited to, compliance of information published, distributed, or made available, and activities conducted through, the Internet and any other electronic medium. For purposes of this Agreement, an "Affiliate" of a person means (i) any person directly or indirectly controlling, controlled by, or under common control with, such person,
(ii) any officer, director, partner, corporation, or employee of such person, and (iii) if such person is an investment company, any investment advisor thereof or any member of the advisory board thereof.

		b.	In the event that the Account holds five percent
(5%) or more of the outstanding Fund shares, Fund Company will be responsible for requesting Schwab to confirm its status as shareholder of record and to confirm whether any MFMP investor beneficially owns five percent (5%) or more of the outstanding Fund shares through its Schwab brokerage account. For this purpose, Fund Company shall indicate in its inquiry the number of Fund shares that equal five percent (5%) of outstanding Fund shares. Schwab shall promptly reply to any such inquiries.

		c.	Schwab is responsible for Schwab's compliance with
all applicable laws, rules and regulations governing Schwab's performance under this Agreement, except to the extent that Schwab's failure to comply with any law, rule or regulation is caused by Fund Company's breach of this Agreement, or its willful misconduct or negligence in the performance or failure to perform its obligations under this Agreement.

		d.	Except as otherwise set forth in this Agreement,
any communication, instruction or notice made pursuant to this Agreement may be made orally, provided that such oral communication is on a recorded telephone line or is promptly confirmed in writing by facsimile transmission. Schwab is entitled to rely on any communications, instructions or notices which it reasonably believes were provided to it by Fund Company, any Affiliate or their agents authorized to provide such communications, instructions or notices to Schwab. Fund Company is entitled to rely on any communications, instructions or notices it reasonably believes were provided to it by Schwab, or its agents authorized to provide such communications, instructions or notices to Fund Company.

		e.	Except to the extent otherwise expressly provided
in this Agreement, neither party assumes any responsibility hereunder, or will be liable to the other, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

		f. 	Fund Company, as to each Fund severally and not
jointly, shall indemnify and hold harmless Schwab and each director, officer, employee and agent of Schwab from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees) ("Losses") incurred by any of them arising out of
(i) any untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in any prospectus, registration statement, annual or other periodic report or proxy statement of the Fund or in any advertising or promotional material published or provided to Schwab by or on behalf of Fund Company or any Affiliate or accurately derived from information published or provided by or on behalf of Fund Company or any Affiliate, (ii) any violation of any law, rule or regulation relating to the registration or qualification of shares of the Fund,
(iii) any breach by Fund Company of any representation, warranty or agreement contained in this Agreement, or (iv) any willful misconduct or negligence by Fund Company or a Fund in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses are caused by Schwab's breach of this Agreement or its willful misconduct or negligence in the performance, or failure to perform, its obligations under this Agreement. This Section 3(f) shall survive termination of this Agreement.

4.	Account Establishment and Maintenance Fees.  Fund Company
shall pay to Schwab such fees as are set forth on Schedule II to this Agreement to reimburse Schwab for its costs in establishing certain trading symbols and maintaining Account(s) for each Fund.

5.	Representations and Warranties.

		a.	Fund Company represents and warrants that:

			(i)	Fund Company is in compliance with the
                        conditions and qualifications set forth in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers Regulation, Inc. ("NASDR"), as amended from time to time ("Rule 2830"), which enable a member of the National Association of Securities Dealers, Inc. ("NASD") to offer or sell shares of Fund Company;

			(ii)	each Fund Company designated "NL" on Schedule I
                        is a "no-load" or "no sales charge" Fund Company as defined in Rule 2830;

			(iii)	each Fund marked with an asterisk on Schedule I
                        has no sales charge, as that term is defined in
				Rule 2830, and, if such Fund has a distribution or shareholder servicing plan maintained or adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"), such Fund's Rule 12b-1 Plan does not exceed 25 basis points per annum; and

			(iv)	either the Funds, Fund Company, or its agent are
				Fund Members of the National Securities Clearing Corporation ("NSCC") and have access to the NSCC's Fund/SERV system ("Fund/SERV") and the NSCC's Networking system ("Networking").

			(v)	Fund Company represents and warrants that the
				person signing this Agreement on its behalf is an officer of Fund Company authorized to execute this Agreement on behalf of Fund Company, and that any agent of Fund Company completing and executing Exhibit B or Exhibit C, as provided for under
				Section 9.b. of this Agreement, is authorized by Fund Company to complete and execute such Exhibit.

		b.	Schwab represents and warrants that:

				(i) it is a member of the NASD; and

				(ii)	it is a Member of the NSCC and has
					access to Fund/SERV and Networking.

				(iii)	Schwab represents and warrants that the
					person signing this Agreement on its behalf
					is an officer or a party authorized to
					execute this Agreement on behalf of Schwab.

		c.	If the foregoing representations and warranties made by
			Fund Company and Schwab are no longer accurate then Fund Company or Schwab, as appropriate, will promptly notify the other party thereof.

6.	Use of Parties' Names; No Publication of Terms.

		a.	Neither Schwab nor Fund Company shall make public
			the terms and conditions of this Agreement, including without limitation, pricing terms, without the consent of the other party, which consent shall not be unreasonably withheld; provided however, if public disclosure of such information is required by law, such consent shall be deemed granted and the party required to disclose such information shall, if practicable, notify the other party prior to such disclosure.

		b.	Without Schwab's prior written consent, Fund Company
			shall acquire no right to use, and shall not use, cause or permit use of the names, characters, artwork, designs trade names, copyrighted materials, trademarks or service marks of Schwab, its related or subsidiary companies, parent, employees, directors, shareholders, assigns, successors or licensees: (i) in any advertising, promotional materials or activities, publicity, press release, client list, or public or private presentation or promotion; (ii) to express or to imply any endorsement of Fund Company or any of its Affiliates or their respective offerings or services; or (iii) in any manner other than expressly in accordance with this Agreement or any other applicable agreement between Schwab, Fund Company and/or any Affiliate of Fund Company.

		c.	Fund Company authorizes Schwab to use the names or other
			identifying marks of Fund Company and Fund in connection with the operation of the MFMP. Fund Company may withdraw this authorization as to any particular use of any such name or identifying marks at any time (i) upon Fund Company's reasonable determination that such use would have a material adverse effect on the reputation or marketing efforts of Fund Company or such Fund, or
			(ii) if any of the Funds cease to be available through the MFMP; provided, however, that Schwab may, in its discretion, continue to use materials prepared or printed prior to the withdrawal of such authorization or in the process of being prepared or printed at the time of such withdrawal.

7.	Proprietary Information.  Each party hereto acknowledges that the identities of the other party's customers, information maintained by such other party regarding those customers, and all computer programs and procedures developed by such other party or such other party's Affiliates or agents in connection with such other party's performance of its duties hereunder constitute the valuable property of such other party. Each party agrees that should it or its Affiliate or agent come into possession of any list or compilation of the identities of or other information about the other party's customers, or any other property of such party, including but not limited to names, addresses and Fund share positions of non-objecting Schwab customers
("NBO information") furnished to Fund Company, its Affiliates or agents pursuant to Rule 14b-1(b)(3) the Securities Exchange Act of 1934, as amended (the "34 Act"), the party who acquired such information or property, or whose Affiliate or agent acquired such information or property, shall use its best efforts to hold, or to cause its Affiliate or agent to hold, such information or property in confidence and refrain from using, disclosing, or distributing any of such information or other property, except (i) with respect to NBO information, as permitted by Rule 14a-13(b)(4) under the 1934
Act, (ii) with the other party's prior written consent, (iii) as required by law or judicial process. Each party acknowledges that any breach of the foregoing agreements as to another party would result in immediate and irreparable harm to such other party for which there would be no adequate remedy at law and agrees that in the event of such a breach such other party will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

8.	Assignability.  This Agreement is not assignable by either
party without the other party's prior written consent, and any attempted assignment in contravention hereof shall be null and void and not merely voidable; provided, however, that Schwab may, without the consent of Fund Company, assign its rights and obligations under this Agreement to any Affiliate.

9.	Exhibits and Schedules; Entire Agreement.

		a.	All Exhibits and Schedules to this Agreement,
			as they may be amended from time to time, are by this reference incorporated into and made a part of this Agreement. This Agreement (including the Exhibits and Schedule hereto) constitutes the entire agreement between the parties as to the subject matter hereof and supersedes as of the date hereof any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the date on which this Agreement has been executed and delivered by Schwab and Fund Company, including, but not limited to, the Operating Agreement between Schwab and Fund Company, made as of September 14, 1993, as amended thereafter.

		b.	Exhibits B and C shall be completed and executed
			by Fund Company or an authorized agent of Fund Company and provided to Schwab. Any Exhibit completed and executed by an authorized agent of Fund Company shall have the same force and effect as if it has been completed and executed by Fund Company.

10.	Amendment.  This Agreement may be amended only by a writing
executed by each party hereto that is to be bound by such amendment, except as provided in this Section 10. Exhibit A and Schedule II may each be amended by Schwab on forty (40) days' written notice to Fund Company, unless the parties agree in writing to a shorter notice period for such amendment. Exhibits B and C shall be amended by Fund Company in the event of any change to the information contained therein.

11.	Governing Law.  This Agreement shall be governed by and
interpreted under the laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the state.

12.	Arbitration.  In the event of a dispute between Fund Company and
Schwab relating to or arising out of this Agreement or the relationship of the parties hereto, the parties will submit the matter to arbitration in accordance with paragraphs a, b, and c below.

		a.	Arbitration will be held in San Francisco,
			California, in accordance with the rules and regulations of the NASD, except, (i) in the event that the NASD is unwilling to accept jurisdiction of the matter, such arbitration will be held in San Francisco, California in accordance with the rules and regulations of the American Arbitration Association, and (ii) in the event that a non-party to this Agreement brings an arbitration against Schwab or Fund Company relating to or arising out of this Agreement, then the parties agree to arbitrate in whichever arbitration forum such arbitration is brought. In the event that (i) a non-party initiates a judicial proceeding against Schwab or Fund Company relating to, or arising out of, this Agreement, (ii) such claim can not be compelled to arbitration, and (iii) Schwab or Fund Company asserts a claim against the other party in connection with such proceeding, then the parties agree to submit to the jurisdiction of the court in that judicial proceeding.

		b.	If an arbitration is brought by one of the parties
			hereto, the number of arbitrators will be three (3), and they will be selected in accordance with the rules and regulations of the NASD or American Arbitration Association, as appropriate. The arbitrators shall be attorneys, or retired attorneys, specialized in securities law. Any award of the arbitrators will be limited to compensatory damages and will be conclusive and binding upon the parties. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 to the exclusion of state laws inconsistent therewith, and judgment upon the award may be entered in any court having jurisdiction.

		c.	Each party will bear its own expenses, including legal
			and accounting fees, if any, with respect to the arbitration. The arbitrator will designate the party to bear the expenses of the arbitration or the respective amounts of such expense to be borne by each party. Any costs, fees or taxes involved in enforcing the award shall be fully assessed against and paid by the party resisting enforcement of the award.

		d.	Nothing in this Section 12 will prevent either party
			from resorting to judicial proceedings or otherwise for injunctive relief to prevent serious irreparable harm or injury to the party or to others.

13.	Role and Relationship of Schwab.  The parties acknowledge and agree that any services provided by Schwab under this Agreement are administrative and related services only and are not the services of an underwriter or a principal underwriter of any Fund within the meaning of the Securities Act of 1933, as amended, or the 1940 Act, as applicable. This Agreement also does not constitute Schwab a transfer agent or an agent of Fund Company, any Fund or any of their Affiliates, and the parties agree that Schwab acts hereunder as an agent of its customers only.

14.	No Waiver.  The failure of either party to insist upon
exercising any right under this Agreement shall not to any extent preclude such party from asserting or relying upon such right in any other instance.

15.	Counterparts.  This Agreement may be executed in one or
more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

16.	Headings.  The headings of the sections or other subdivisions of this Agreement are for convenience of reference only and shall not affect the meaning, construction, operation or effect of the terms hereof or otherwise be considered in the interpretation of this Agreement.

17.	Effectiveness and Termination

		a.	The effective date of this Agreement as to any
                  Fund shall be the later of the date on which this Agreement is made or the date set forth opposite the name of the Fund on Schedule I.

		b.	This Agreement may be terminated as to any Fund
                  by Schwab immediately upon written notice to Fund Company. This Agreement may be terminated as to any Fund by Fund Company upon thirty (30) days' written notice to Schwab.

		c.	Upon the termination date for any Fund, Schwab
                  will no longer make the Fund shares available for purchase by investors through the MFMP.
                  Schwab reserves the right to transfer the Fund shares of MFMP investors out of the Account.
                  If Schwab continues to hold the Fund shares on behalf of MFMP investors in the Account, the parties agree to be obligated under, and act in accordance with, the terms and conditions of this Agreement with respect to such shares.


	IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized representative of the parties hereto.

CHARLES SCHWAB & CO., INC.         THE GREENSPRING FUND, INCORPORATED,
                                   on its own behalf and on
By:
                                   behalf of each Fund listed on Schedule I
Fred Potts                         hereto, as amended from time to time
Senior Vice President

Asset Management Client Services
By:


Date:
Name:



Title:



Date:

                              SCHEDULE I
                      TO THE OPERATING AGREEMENT

Fund Company/Fund                        Effective Date
The Greenspring Fund, Incorporated
NL; FEE 3; WV                                6/16/03























NL	Indicates that Fund Company is a "no-load" or
"no sales charge" Fund Company as defined in Rule 2830.

FEE 3	Indicates that Fund is subject to Account Maintenance
Fees and the terms thereof as set forth on Schedule II.

WV	Indicates that the quarterly minimum FEE 3 is
waived for the Fund.

                        SCHEDULE II
              TO THE OPERATING AGREEMENT

1.	Establishment Fee.  The Establishment Fee for each trading
symbol established on Schwab's system ("Symbol") with respect to any Fund (i) that is effective under this Agreement on or after June 16, 2003, and that is effective under a services agreement with Schwab ("Services Agreement") shall be $6,000, or (ii) that is effective under this Agreement on or after June 16, 2003, and that is not effective under a Services Agreement shall be $10,000. Schwab shall not be entitled to the Establishment Fee for any Symbol that is established solely for the purpose of billing a new or different fee rate for the Fund, as may be set forth in a Services Agreement with Schwab. The Establishment Fee for each Fund shall be paid prior to establishment of the Account(s) for such Fund.

2.	Maintenance Fees.

a.	The Maintenance Fee ("FEE 3") for administrative services
performed with respect to the Account(s) for each Fund that is designated "FEE 3" on Schedule I ("FEE 3 Fund") is $ per annum for each brokerage account on Schwab's records that holds one or more shares of the FEE 3 Fund (each a "Position"), except that any FEE 3 Fund that is open for purchase through the MFMP to new investors will be charged a minimum FEE 3 of $ per quarter regardless of the number of Positions, even if such number is zero, unless a waiver of such minimum FEE 3 is noted on Schedule I.

b.	Notwithstanding the foregoing, FEE 3 will be waived for any
quarter as to any FEE 3 Fund that is under a services agreement with Schwab ("Services Agreement") on the last Business Day (defined herein as any day on which the New York Stock Exchange is open for trading) of the quarter. In the event that any such FEE 3 Fund terminates the Services Agreement but remains open for purchases under this Agreement, then FEE 3 shall apply as set forth in Section 2.a. of this Schedule, but only with regard to Positions established after the date of termination of the Services Agreement; and the minimum FEE 3 shall be charged regardless of the number of such Positions, even if such number is zero, unless a waiver of such minimum FEE 3 is noted on Schedule I.

c.	FEE 3 will be calculated quarterly by multiplying the
number of Positions (other than those excluded under Section 2.b. of this Schedule) in the Account(s) on the last Business Day of such quarter by $5. The amount billed to each FEE 3
Fund for a quarter shall be the product of such calculation or, if applicable, $7,500, whichever is greater.

d.	FEE 3 is due and payable upon receipt of the invoice
setting forth such Fee. Payment shall be made by wire transfer. Such wire transfer shall be separate from wire transfers of redemption proceeds or distributions under this Agreement.


                           EXHIBIT A
                 TO THE OPERATING AGREEMENT

Operating Procedures

	1.	The Account.

		a.	Registration.  Schwab will open an Account
                  with each Fund.  The Account shall be registered:

			Charles Schwab & Co., Inc.
			Special Custody Account for the Exclusive
                    Benefit of Customers
			Attention:  Mutual Funds
			101 Montgomery Street
			San Francisco, California  94104

                  The Account will be set up for the reinvestment of capital gains and dividend distributions, unless otherwise specified by Schwab in writing.

		b.	Identification.  The Fund shall designate the Account
			with account numbers. Account numbers will be the means of identification when the parties are transacting in the Account.

		c.	Possession and Control.  The parties acknowledge that
			the Account is an omnibus account in Schwab's name with shares held by any number of beneficial owners. The parties agree that all Fund shares held by Schwab on behalf an MFMP investor shall be carried in a custody account for the exclusive benefit of customers and shall not be subject to any right, charge, security interest, lien or other claim against Schwab in favor of the Funds or Fund Company.

		d.	No Closure.  The Account shall be kept open on the
			Fund's books regardless of a lack of activity or small position size, except to the extent that Schwab takes specific action to close the Account, or to the extent the Fund's prospectus reserves the right to close accounts that are inactive. In the latter case, Fund Company will give prior notice to Schwab before closing any Account.

		e.	Additional Accounts.  Schwab has the right to open
			additional Accounts from time to time to accommodate other investment options and features, and to consolidate existing accounts if and when appropriate to meet the needs of the MFMP. In the event that it is necessary for Schwab to open an account with a Fund for the payment of distributions in cash, the term "Account" shall mean both the account for the reinvestment of capital gains and dividend distributions and the account for the payment of distributions in cash. Fund Company agrees that it will not establish additional accounts for Schwab without Schwab's prior written instruction.

		f.	Reservation of Right to Move Shares.  Schwab reserves
			the right to issue instructions to each Fund to move shares from one Account opened by Schwab to another Account opened by Schwab.

		g.	Reconciliation.

			(i)	Schwab will verify, on a next day basis,
				purchase and redemption orders for Fund
				shares placed for the Account with each Fund. All activity in the Account must be reflected. Therefore, any "as of" activity must be shown with its corresponding "as of" date.

			(ii)	Schwab must receive statements on or before
				the eighth Business Day of each month, even if there has been no activity in the Account during the period, unless Schwab can verify transactions by electronic transmission.

			(iii)	The parties agree to notify each other and correct
				any error in the Account with any Fund upon discovery. If an error is not corrected by the day following discovery, each party agrees to make best efforts to avoid this from hindering any routine daily operational activity.

	2.	Authorization to Receive Orders on Fund's Behalf.

		a.	Authorization of Schwab.  Fund Company hereby
			designates and authorizes Schwab to receive purchase and redemption orders in proper form ("Orders") from MFMP investors on the Fund's behalf for purposes of Rule 22c-1 under the 1940 Act, so that any such MFMP investor will receive the share price next computed by the Fund after the time at which such MFMP investor places its Order with Schwab.

		b.	Authorization of Sub-Designees.  Fund Company further
			agrees that Schwab may designate and authorize such intermediaries as it deems necessary, appropriate or desirable ("Sub-Designees"), to receive Orders from their customers on the Fund's behalf for purposes of Rule 22c-1 under the 1940 Act, so that any such customer will receive the share price next computed by the Fund after the time at which such customer places its Order with Sub-Designee.
			Schwab shall be liable to Fund Company and the Funds for compliance with the terms of this Section 2.b.
			to the same extent as if Schwab itself had acted or failed to act instead of the Sub-Designee.

		c.	Fund Company Representations and Warranties.  In
			connection with this Section 2, Fund Company represents and warrants to Schwab that all necessary legal and other actions have been taken to authorize Schwab and any Sub-Designee to receive purchase and redemption Orders from MFMP investors on behalf of the Funds for purposes of Rule 22c-1 under the 1940 Act by each Fund's board of directors or board of trustees, and that it will cause each Fund's board of directors or board of trustees to take such necessary legal and other actions regarding the annual review of such authorization.

		d.	Schwab Representations and Warranties.  In connection
			with this Section 2, Schwab represents and warrants that:

			(i)	Schwab's internal control structure over the
				processing and transmission of Orders for Fund
				transactions is suitably designed to prevent or
				detect on a timely basis Orders received after
				Market Close from being aggregated with Orders
				received before Market Close, and to minimize
				errors that could result in late transmission of
				Orders to the Funds ("Internal Control Procedures").

			(ii)	Schwab will review annually the adequacy of its
				Internal Control Procedures and will change and
				modify them as necessary to maintain their adequacy.

			(iii)	Each Sub-Designee will be required to adopt and
				implement written internal controls adequate to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close ("Sub-Designee Internal Control Procedures").

			(iv) 	Each Sub-Designee will be required to review
				annually the adequacy of its Sub-Designee
				Internal Control Procedures and to change and modify them as necessary to maintain their adequacy.

			(v)	Upon request by Fund Company, Schwab will provide
				Fund Company with a description of its Internal Control Procedures and a certification from Schwab that they are adequate as of the most recent annual review as well as a certification that each Sub-Designee has adopted and implemented Sub-Designee Internal Control Procedures that are adequate as of the most recent annual review.

	e.	Plan Orders.  For purposes of processing the Orders of
		retirement plans for which The Charles Schwab Trust Company ("CSTC") is trustee or custodian of plan assets ("Plans"), Schwab shall designate and authorize CSTC as its intermediary to receive Orders from Plans ("Plan Orders") on the Fund's behalf under Section 2.b. above. For purposes of same day exchange processing of Plan Orders for those Plans electing to participate, Schwab shall also designate and authorize the entities acting as record-keepers to such Plans ("Recordkeepers"), as further intermediaries, to receive instructions for purchase and redemption of Fund shares in proper form from the persons authorized to direct investment of Plan assets ("Instructions"), from which are derived Orders (also "Plan Orders"), on the Fund's behalf under Section 2.b. above. The parties agree that Plan Orders shall be treated as Orders under the Operating Procedures except as set forth in Section 4 below.

3.	NSCC.

		a.	In General.  Unless otherwise agreed to by the
			parties, each Account maintained at NSCC will be maintained in accordance with Matrix Level 3 (full broker control) as designated by the NSCC.

		b.	NSCC Covenants.  Schwab and Fund Company agree
			(i) to perform any and all duties, functions, procedures and responsibilities assigned to them by NSCC rules, procedures or other requirements relating to Fund/SERV ("NSCC Fund/SERV Rules"), Defined Contribution Clearance & Settlement
			("NSCC DCC&S Rules"), and Networking
			("NSCC Networking Rules"), as applicable, in a competent manner; (ii) to maintain facilities, equipment and skilled personnel sufficient to perform the foregoing activities; (iii) that any information provided to the other party through Fund/SERV, DCC&S, or Networking will be accurate, complete, and in the format prescribed by the NSCC; and (iv) to adopt, implement and maintain procedures reasonably designed to ensure the accuracy of all transmissions through Fund/SERV, DCC&S, or Networking and to limit the access to, and the inputting of data into, Fund/SERV, DCC&S, and Networking to persons specifically authorized by the party.

		c.	Fund/SERV and DCC&S Transactions.  On each Business
			Day, Fund Company agrees (i) to accept and effect changes in its records upon receipt of purchase, redemption and registration instructions from Schwab electronically through Fund/SERV and DCC&S; (ii) to process any instructions received from Schwab through Fund/SERV and DCC&S in a timely manner;
			and (iii) to confirm or reject any Fund purchase or redemption Order received from Schwab through Fund/SERV and DCC&S prior to the next opening of the New York Stock Exchange ("Market Open") or to notify Schwab prior to Market Open of any event, such as a systems failure of Fund Company or the NSCC, that would prohibit Fund Company from confirming or rejecting such an Order. Fund
			Company acknowledges and agrees that its confirmation of any Fund purchase or redemption
			Order received from Schwab through Fund/SERV and DCC&S will be an acceptance of such Order, and that such acceptance may be revoked only upon Schwab's receipt of a revocation of acceptance prior to Market Open. If Fund Company does not confirm or reject an Order prior to Market Open or notify Schwab as provided in this Section prior to Market Open, such Order will be deemed confirmed and accepted by Fund Company immediately upon Market Open.

		d.	Networking.  For each Account established and/or
			maintained pursuant to Networking, Fund Company shall accept and effect changes in its records upon receipt of instructions, communications and actions from Schwab electronically through Networking without supporting documentation from Schwab or the beneficial owners of Fund shares. Fund Company shall be responsible for processing any such instructions, communications or actions from Schwab and for executing the instructions of Schwab in a timely manner. Each Account will be maintained in accordance with Matrix Level 3 (full broker control) as designated by the NSCC.

4.	Trade Processing.

		a.	Transmission of Orders and Plan Orders.  Schwab will
			transmit Orders to Fund Company via NSCC in a Fund/SERV file format and will transmit Plan Orders to Fund Company via NSCC in a DCC&S file format, except as stated below. Schwab agrees that:

			(i)	Orders Transmitted Through NSCC's Fund/SERV.
				Except as set forth in Sections 4.a.(iii) and 4.b.(i) below, (1) Orders received by Schwab or a Sub-Designee prior to the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) ("Market Close") on any Business Day ("Day 1") (such Orders are referred to herein as "Day 1 Trades") will be transmitted by Schwab to Fund Company through NSCC in a Fund/SERV file format in the manner and within the time frame permitted by NSCC Fund/SERV Rules on Day 1 (Schwab will notify Fund Company of the need for exception processing under Section 4.b. by 8:00 p.m. Eastern on Day 1) ; and (2) Orders received by Schwab or a Sub-Designee at or after Market Close on Day 1 (such Orders are referred to herein as "Day 2 Trades") will be transmitted by Schwab to Fund Company through NSCC in a Fund/SERV file format in the manner and within the time frame permitted by NSCC Fund/SERV Rules on the next Business Day
				("Day 2") (Schwab will notify Fund Company by 8:00 p.m. Eastern on Day 2 in the event of the need for exception processing under
				Section 4.b.).

			(ii)	Plan Orders Transmitted Through NSCC's DCC&S.
				Except as set forth in Sections 4.a.(iv) and 4.b.(ii) below (1) Plan Orders received by
				CSTC prior to Market Close on Day 1 or derived from Instructions received by a Recordkeeper prior to Market Close on Day 1(such Plan Orders are referred to herein as "Day 1 Plan Trades") will be transmitted by Schwab to Fund Company through NSCC in a DCC&S file format in the manner and within the time frame permitted for such orders by NSCC DCC&S Rules ) on Day 2 (Schwab will notify Fund Company by 8:00 a.m. Eastern on Day 2 in the event of the need for exception processing under Section 4.b.); and
				(2) Plan Orders received by CSTC at or after Market Close on Day 1 or derived from Instructions received by a Recordkeeper at or after Market Close on Day 1 (such Plan Orders are referred to herein as "Day 2 Plan Trades") will be transmitted by Schwab to Fund Company through NSCC in a DCC&S file format in the manner and within the time frame permitted for Plan Orders by NSCC DCC&S Rules )on Day 3 (Schwab will notify Fund Company by 8:00 a.m. Eastern on Day 3 in the event of the need for exception processing under Section 4.b.).

			(iii)	Orders Transmitted Outside NSCC's Fund/SERV.
				If transmittal of Orders through NSCC in a Fund/SERV file format is not operationally feasible in accordance with these Operating Procedures, except as set forth in Section 4.b.(i) below, (1) Orders received by Schwab or a Sub-Designee prior to Market Close on Day 1 will be transmitted by Schwab to the Fund by other means by 8:00 p.m. Eastern Time on Day 1 (also "Day 1 Trades"); and (2) Orders received by Schwab or Sub-Designees at or after Market Close on Day 1 will be transmitted by Schwab to the Fund by other means by 8:00 p.m. Eastern Time on Day 2 (also "Day 2 Trades").

			(iv)	Plan Orders Transmitted Outside NSCC's DCC&S.
				If transmittal of Plan Orders through NSCC in a DCC&S file format is not operationally feasible under these Operating Procedures,
				(1) Plan Orders received by CSTC prior to Market Close on Day 1 or derived from Instructions received by a Recordkeeper prior to Market Close on Day 1 will be transmitted by Schwab to Fund Company by other means by 9:30 a.m. Eastern time on Day 2 (also "Day 1 Plan Trades"); and (2) Plan Orders received by CSTC at or after Market Close on Day 1 or derived from Instructions received by a Recordkeeper at or after Market Close on Day 1 will be transmitted by Schwab to Fund Company by other means by 9:30 a.m. Eastern time on Day 3 (also "Day 2 Plan Trades").

		b.	Transmission Exceptions.  Notwithstanding Sections
			4.a.(i) through (iii) above, Fund Company agrees that:

			(i)	Next Day Transmittal of Orders.  If Schwab
				is prevented from transmitting Day 1 Trades to Fund Company through NSCC's Fund/SERV or outside of NSCC's Fund/SERV on Day 1 due to unforeseen circumstances (such as computer system failures experienced by Schwab, or the NSCC, natural catastrophes, or other emergencies or human error), provided that Schwab notifies Fund Company of such contingency prior to 8:00 p.m. Eastern Time on Day 1, Schwab may:

				(1)	transmit such Day 1 Trades to the Fund
					through NSCC in a Fund/SERV file format
					prior to 8:00 p.m. Eastern Time on Day 2, provided further that Schwab notifies Fund Company of the Day 1 Trade information prior to Market Open on Day 2; or

				(2)	transmit such Day 1 Trades through means
					other than NSCC's Fund/SERV prior to Market
					Open on Day 2;

			(ii)	Next Day Transmittal of Plan Orders.  If Schwab
				is prevented from transmitting Day 1 Plan Trades
				to Fund Company through NSCC in a DCC&S file format
				in accordance with Section 4.a.(ii) due to
				unforeseen circumstances (such as computer system
				failures experienced by Schwab or by the NSCC,
				natural catastrophes, or other emergencies or human
				error), provided that Schwab notifies Fund Company
				of such contingency by 8:00 a.m. Eastern on Day 2,
				Schwab may transmit the Day 1 Plan Trades through
				means other than NSCC's DCC&S by 9:30 a.m. Eastern
				time on Day 2; and

			(iii)	Rejected Trades Remediated.  In the event that Fund
				Company rejects a Day 1 Trade transmitted via NSCC
				in a Fund/SERV file format or a Day 1 Plan Trade
				transmitted via NSCC in a DCC&S file format
				(or notifies Schwab pursuant to Section 3.c.(iii)
				above that it would have rejected the Day 1 Trade
				or the Day 1 Plan Trade had there not been systems
				error), and the parties agree that such rejection
				can be remediated by Schwab, Schwab may follow
				the procedures for transmitting Orders set forth
				in Sections 4.b.(i)(1) or (2) above for Day 1
				Trades or the procedures for transmitting Plan
				Orders set forth in Section 4.b.(ii) above for
				Day 1 Plan Trades.

5.	Fund's Pricing of Orders.  If timely transmitted by Schwab in accordance with Section 4.a. above for regular processing, or in accordance with Section 4.b. above for exception processing upon notification, Fund Company agrees that (a) Day 1 Trades and Day 1 Plan Trades will be effected at the net asset value of each Fund's shares
("Net Asset Value") calculated as of Market Close on Day 1, and (b)
Day 2 Trades and Day 2 Plan Trades will be effected at the Net Asset
Value calculated as of Market Close on Day 2. Fund Company agrees that, consistent with the foregoing, Day 1 Trades and Day 1 Plan
Trades will have been received by the Fund prior to Market Close on Day 1, and Day 2 Trades and Day 2 Plan Trades will have been received by the Fund prior to Market Close on Day 2, for all purposes, including, without limitation, settlement and effecting distributions.

6.	Order Settlement.

		a.	Settlement Date.  Schwab and Fund Company will settle
			Day 1 Trades and Day 1 Plan Trades on Day 2, including settling Day 1 Trades and Day 1 Plan Trades rejected and subsequently remediated prior to Market Open on Day 2 pursuant to Section 3.c.(iii), and will settle Day 2 Trades and Day 2 Plan Trades on Day 3, including settling Day 2 Trades and Day 2 Plan Trades rejected and subsequently remediated prior to Market Open on Day 3 pursuant to Section 3.c.(iii) (each, respectively, a "Settlement Date").

		b.	Method of Settlement.  All Orders transmitted outside
			of Fund/SERV shall be settled outside of Fund/SERV on the appropriate Settlement Date set forth in Section 6.a. above. At Schwab's sole discretion, Schwab and Fund Company shall settle Orders transmitted via Fund/SERV either outside of the NSCC's money settlement process or through the NSCC's money settlement process on the appropriate Settlement
			Date as set forth in Section 6.a. above.

		c.	Wire Settlement.  With respect to settlement
			outside NSCC's money settlement process,

			(i)	Schwab will transmit the aggregate purchase
				price of all the purchase Orders for a given trade date to the Fund by wire transfer on the appropriate Settlement Date;

			(ii)	Fund Company will cause the Fund(s) to send to
				Schwab the aggregate proceeds of all
				redemption Orders for the Fund(s) placed by Schwab on a given trade date on the appropriate Settlement Date. Such redemption proceeds will be sent by wire transfer on the Settlement Date for the redemption Orders; provided that Fund Company may, in its discretion, send such proceeds by check if the aggregate amount is less than $250.
				Wire transfers of redemption proceeds shall be separate from wire transfers for other purposes;

			(iii)	Each wire transfer of redemption proceeds shall
				indicate, on the Fed Funds wire system, the amount thereof attributable to each Fund; provided, however, that if the number of entries would be too great to be transmitted through the Fed Funds wire system, Fund Company shall, on the day the wire is sent, notify Schwab of such entries. The cost of the wire transfer is the responsibility of the party sending the wire. The interest cost associated with any delayed wire is the responsibility of the party sending the wire and will be charged at the Federal Funds rate, or if applicable, as set forth in Section 6.e. below for Fund Company; and

		d.	Notification of Extended Settlement.  Should a Fund
			need to extend settlement on an aggregate trade, Fund Company must contact Schwab by 7:00 p.m. Eastern Time on trade date to discuss the extension. For purposes of determining the length of settlement on an aggregate trade, Fund Company agrees to treat shareholders that hold Fund shares through the Account the same as it treats all other shareholders, including those that hold Fund shares directly with the Fund and those that hold indirectly through another financial intermediary. Each party shall be responsible for the interest cost associated with such party's failure to settle trades in a timely fashion, which interest will be charged at the Federal Funds rate or, if applicable, as set forth in Section 6.e. below for Fund Company.

		e.	Interest on Late Settlement.  If Fund Company does
			not settle redemption orders on Settlement Date and has not contacted Schwab by 7:00 p.m. Eastern Time on trade date to discuss such extension of settlement (even if such extension is due to a systems problem unknown on trade date), then Schwab may, at its option, take any or all of the actions set forth below.

			(i)	Charge interest on the amount of the redemption
				proceeds due to it, as follows:

				(1)	For the first day, (A) Schwab may charge
					Fund Company interest at the Federal Funds
					"offered" rate for such day as published in The Wall Street Journal if the amount does not exceed $1 million, or (B) Schwab may charge Fund Company interest at the Prime Rate for such day as published in The Wall Street Journal if the amount exceeds $1 million; and

				(2)	For each day following the first day,
					Schwab may charge Fund Company interest
					at the Prime Rate for each such day as
					published in The Wall Street Journal,
					plus 2% per annum; and

			(ii)	Upon notice to Fund Company, on any subsequent
				Settlement Date and for so long as such
				redemption proceeds are due to it:

				(1)	Schwab may settle purchase orders and
					redemption orders net of each other for
					such Fund; and/or

				(2)	Schwab may net any redemption proceeds
					still due to it against any net or gross
					purchase amount due from it from such Fund.

		f.	Inability to Verify Redemption Proceeds.  For settlement
			outside of NSCC, in the event that a Fund cannot verify redemption proceeds, Fund Company agrees to settle trades and forward redemption proceeds in accordance with these Operating Procedures based on information provided by Schwab. Schwab will be responsible for the accuracy of all trade information provided by it.

7.	Distributions.

		a.	Payment Information Required.  For each Account,
			Fund Company shall provide all distribution and dividend information to Schwab in writing by 3:00 p.m. Eastern time, unless another time is agreed to in writing by the parties, to enable Schwab to pay distributions to MFMP investors on or as close to payable date as practicable. As to each Fund, Fund Company or such Fund shall provide Schwab with (i) the record date, ex-dividend date, and payable date with respect to a Fund as soon as practicable after it is announced, but no later than three (3) Business Days prior to record date,
			(ii) the record date share balance in the Omnibus Account and the distribution rate per share on the first Business Day after record date, and (iii) the reinvest price per share as soon as it is available. Other distribution information required by Schwab from time to time for payment of distributions to its MFMP investors shall be provided by Fund Company on such dates as are agreed upon between Schwab and Fund Company, but no later than payable date.

		b.	Reinvest Account.  For each Account designated for
			the reinvestment of distributions and dividends, and for purposes of effecting cash distributions and dividends through such Account for MFMP investors who have elected through Schwab to receive their capital gains distributions and/or dividends in cash, prior to 10:00 a.m., Eastern Time, on the next Business Day following receipt of the reinvest price per share (R+1), Schwab shall give notification to Fund Company in a manner agreed to by the parties of the aggregate number of Fund shares which resulted from reinvestment of distributions or dividends for MFMP investors who had elected to receive distributions in cash. Fund Company shall make an adjusting reconciling transaction to void the purchase of such number of shares at the reinvest price per share. Schwab shall use the proceeds from such adjusting reconciling transaction to pay the distribution or dividend in cash to MFMP investors who have elected to receive such distributions or dividends in cash. Processing and settlement of any adjusting reconciling transaction shall be by one of the following methods, at Schwab's sole discretion:

			(i)	Schwab shall include such adjusting
				reconciling transaction in its Fund/SERV transmission on R+1, and Fund Company or Fund shall pay the proceeds from such adjusting reconciling transaction through the NSCC's money settlement process on the next Business Day (R+2); or

			(ii)	Fund Company or Fund shall wire the proceeds
				resulting from such adjusting reconciling transaction to the designated Schwab bank account on the same Business Day (R+1).

		c.	Cash Account.  For any Account designated for the
			payment of distributions and dividends in cash, Fund Company shall either, at Schwab's sole discretion and upon Schwab's direction, (i) pay to Schwab through the NSCC's money settlement process on R+2 the full amount of such capital gains distributions and/or dividends, or (ii) wire to the designated Schwab bank account the full amount of such capital gains distributions and/or dividends on R+1.

		d.	Daily Dividend Funds Method of Accrual.   Each Fund
			that pays daily dividends shall accrue dividends commencing on the settlement date for the purchase of Fund shares and terminating on, but including, the trade date for the redemption of Fund shares.

		e.	Daily Dividend Funds Required Information. For each
			Fund that pays daily dividends, Fund Company shall provide to Schwab on a daily basis the following record date information via the NSCC's Mutual Fund Profile Service, Networking, or other mutually agreed upon means: daily rate, cumulative daily rate for the period, account share balance, account accrual dividend amount (for that day), weekend and holiday accrual methodology, account accrual dividend amount (for period to date), and account transfers and period-to-date accrual amounts.

		f.	Interest on Late Settlement of Distributions.  If
			Fund Company has not paid to Schwab the cash proceeds of the adjusting reconciling transaction required in a reinvest Account under Section 7.b.
			or the cash proceeds required in a cash Account under Section 7c, either through the NSCC's money settlement process on R+2 or, at Schwab's direction, by wire transfer outside of the NSCC's money settlement process on R+1 (each a "Due Date"), then Fund Company shall pay interest, if charged by Schwab, on the amount of any cash proceeds outstanding on or after the Due Date as set forth in Section 7.f.(i) and (ii) below. Notification under Section 6.d. is not applicable to, and shall have no effect on Schwab's rights under, this Section 7.f.

			(i)	For the Due Date, (1) Schwab may charge Fund
				Company interest at the Federal Funds "offered" rate for such day as published in The Wall Street Journal if the amount does not exceed
				$1 million, or (2) Schwab may charge Fund
				Company interest at the Prime Rate for such day as published in The Wall Street Journal if the amount exceeds $1 million.

			(ii)	For each day following the Due Date, Schwab may
				charge Fund Company interest at the Prime Rate for each such day as published in The Wall Street Journal, plus 2% per annum.

8.	Transfer of Accounts.

		a.	ACATS-Fund/SERV Service.  The parties agree to
			participate in the NSCC's Automated Customer
			Account Transfer Services (ACATS)-Fund/SERV service. Fund Company and Schwab shall process transfers between accounts held with Schwab or other street name brokers or banks and the Accounts on the Fund's records through NSCC's ACATS-Fund/SERV service immediately upon receipt of instructions.

		b.	Non-ACATS-Fund/SERV Transfers.  For the purpose
			of expediting transfers from accounts that must be processed outside of NSCC's ACAT-Fund/SERV service, Fund Company agrees to transfer shares between accounts immediately upon receipt of instructions for MFMP investors or other street name brokers held directly with a Fund and the Account on the Fund's records by (i) accepting change of dealer maintenance or transaction instruction through Networking, or (ii) if Networking is not available, by accepting by facsimile transmission a summary sheet of information indicating the customers' names, account numbers, the Fund affected, and the number of shares to be re-registered or liquidated ("Summary Sheet").

		c.	Signature Guarantee.  Schwab represents and warrants
			that for each transfer and liquidation transfer it initiates pursuant to Sections 8.a. and b. above, it holds each underlying instruction for re-registration or liquidation signed by its customer, and that its customer's signature on such instruction is signature guaranteed by Schwab pursuant to the New York Stock Exchange's
			Medallion Signature Program. Schwab will retain these documents for the period required by any applicable law rule or regulation.

		d.	Indemnification.  Schwab agrees to indemnify and
			hold harmless Fund Company, the Fund and each director, officer, employee and agent of Fund Company ("indemnified person") from and against any and all Losses incurred by any of them arising out of the impropriety of any transfer or liquidation transfer initiated by it and effected by the Fund at Schwab's instruction in reliance on this Section 8 to the same extent as provided under the New York Stock Exchange's Medallion Signature Program, except to the extent such Losses arise out of the failure of any indemnified person to comply with the instructions provided by Schwab as set forth in Sections 8.a. and b. above.

		e.	Settlement of Liquidation Transfers.  Fund Company
			agrees to settle proceeds resulting from liquidation transfers with Schwab as set forth in Section 6 above.

		f.	No Individual FBO Accounts.  Fund Company shall
			process all transfer and liquidation requests into the appropriate Account. At no time shall any Fund establish any separate account registered to Schwab for the benefit of an individual shareholder. In the event any such account is mistakenly opened, Schwab reserves the right to instruct the Fund to move Fund shares to the Account. Fund Company further agrees that it shall provide notification to Schwab prior to effecting transfers of shares into the Account(s), and shall not effect transfers of shares out the Account(s) without Schwab's instruction, as provided in Sections 8.a. and b. above.

		g.	Qualified Custodian Status.  Schwab represents and
			warrants that it is qualified as a custodian to accept in the Accounts shares from Fund IRA, Keogh or 401(k) accounts.

		h.	Confirmation of Transfers.  Fund Company must confirm
			to Schwab the completion of each transfer on the day it occurs. The confirming information shall include the number of shares, date ("as of" date if unavoidable delay), transaction date, account number of the customer and the Account, registration, accrued dividends and account type (i.e., IRA, Keogh, 401(k), etc.).

		i.	Trailing Dividends.  Transfer processing after record
			date but prior to payable date will include all accrued dividends. Each Fund is responsible for monitoring all completed full transfers for "trailing" dividends. Should a "trailing" dividend appear in an account, a Fund shall send such dividend to Schwab within five (5) Business Days, along with a specific written notification thereof. Notification shall include details of the dividend and customer, including the customer's social security number or taxpayer identification number, and/or the account number for the Account to which the transfer was made.

		j.	Share Certificates.  If MFMP investors submit share
			certificates for transfer into their Schwab brokerage accounts, Schwab will send such certificates, properly endorsed to the applicable Fund, for transfer into the Account with such Fund. Upon Schwab's request, Fund Company agrees to provide the status of said certificates and book share balances.

9.	General.

		a.	Record Maintenance.

			(i)	Schwab maintains records for each of its
				customers who holds Fund shares through the Account, which records include:

				(1)	Number of shares;
				(2)	Date, price and amount of purchases and
					redemptions (including dividend
					reinvestments) and date and amounts of
					dividends paid for at least the current
					year to date;
				(3)	Name and address of each of its customers,
					including zip codes and social security
					numbers or taxpayer identification numbers;
				(4)	Records of distributions and dividend
					payments;
				(5)	Any transfers of shares; and
				(6)	Overall control records.

			(ii)	Schwab posts transactions in Fund shares to its
				customers' brokerage accounts.

		b.	Shareholder Communication.

			(i)	Fund Company shall arrange with Schwab, or a
				mailing agent designated or approved by Schwab, for the distribution of the materials listed below to all of Schwab's customers who hold Fund shares, which distribution shall be so arranged by Fund Company as to occur immediately upon the effective date of the materials:

				(1)	All proxy or information statements
					prepared for circulation to shareholders
					of record of such Fund;
				(2)	Annual reports;
				(3)	Semi-annual reports;
				(4)	Quarterly reports (if applicable); and
				(5)	All updated prospectuses, supplements
					and amendments thereto.

			Fund Company shall be responsible for providing the materials and for Schwab or the mailing agent's fees in connection with this service as well as for timely distribution. Fund Company agrees to have Schwab or the mailing agent consolidate mailings of material to shareholders of more than one Fund if the mailing is identical for all Funds in the Fund Company family.

			(ii)	In addition to the materials listed above, Fund
				Company agrees to provide directly to Schwab all prospectuses, statements of additional information and supplements and amendments thereto, and annual and other periodic reports for each Fund in amounts reasonably requested by Schwab for distribution to its customers.
				Fund Company is obligated to supply these materials to Schwab in a timely manner so as to allow Schwab, at its own expense, to send current prospectuses and statements of additional information and periodic reports, immediately upon their effective dates, to customers and prospective customers requesting them through Schwab. Schwab will also send a current Fund prospectus with purchase trade confirmations for the initial purchase of a Fund. Fund Company shall notify Schwab immediately of any change to a Fund's prospectus.

			(iii)	If Schwab acts as clearing broker in an omnibus
				relationship with a correspondent bank or broker ("Correspondent"), upon the request of Schwab, Fund Company shall also provide to Schwab, in a timely manner, sufficient supplies of Fund materials identified in Sections 9(b)(i) and 5(b)(ii) for Schwab to give to Correspondent for the distribution of such materials to Correspondent's customers who hold Fund shares.

			(iv)	Fund Company shall ensure that the prospectus
				of each of its Funds discloses that a broker may charge transaction fees on the purchase and/or sale of Fund shares. Fund Company shall also ensure that either the prospectus, or the statement of additional information ("SAI") if the SAI is incorporated in the prospectus, of each of its Funds discloses that:

				(1)	the Fund has authorized one or more
					brokers to receive on its behalf purchase
					and redemption Orders;
				(2)	such brokers are authorized to designate
					other intermediaries to receive purchase
					and redemption Orders on the Fund's behalf;
				(3)	the Fund will be deemed to have received a
					purchase or redemption Order when an
					authorized broker or, if applicable, a
					broker's authorized designee, receives
					the Order;
				(4)	customer Orders will be priced at the
					Fund's Net Asset Value next computed after
					they are received by an authorized broker
					or the broker's authorized designee and
					accepted by the Fund;
				(5)	the performance of the Fund may be compared
					in publications to the performance of various
					indices and investments for which reliable
					performance data is available;
				(6)	the performance of the Fund may be compared
					in publications to averages, performance
					rankings, or other information prepared
					by recognized mutual fund statistical
					services; and
				(7)	the annual report contains additional
					performance information and will be made
					available to investors upon request and
					without charge.

			(v)	Schwab mails statements to its customers on a
				monthly basis (or as to accounts in which there has been no activity in a particular month, no less frequently than quarterly) showing, among other things, the number of shares of each Fund owned by such customer and the net asset value of each such Fund as of a recent date.

			(vi)	Schwab responds to customer inquiries regarding,
				among other things, share prices, account balances,
				dividend amounts and dividend payment dates.
				With respect to Fund shares purchased by
				customers, Schwab provides average cost basis
				reporting to assist customers in the preparation
				of income tax returns.

		c.	Dividend and Distribution Reporting.

			(i)	For annual tax reporting purposes, Fund Company
				shall inform Schwab by January 15 of the portion of each Fund's distributions for the previous calendar year that include dividends, capital gains, and tax reclassifications; and by February 15, the portion of each Fund's distributions for the previous calendar year that include foreign source income, tax exempt income by state of origin or return of capital, U.S. government obligation interest, creditable and non-creditable foreign tax, dividends eligible for the corporate dividends received deductions, and redemption proceeds and throwback dividends.

			(ii)	In conformance with its status as a
				broker/dealer holding its customers securities in street name, Schwab shall prepare and file with the appropriate governmental agencies, such information, returns and reports as are required to be so filed for reporting (i) dividends and other distributions made, (ii) amounts withheld on dividends and other distributions and payments under applicable federal and state laws, rules and regulations and (iii) gross proceeds of sales transactions as required.

		d.	Mergers, Splits and Reorganization Activities.  Upon
			notice from Fund Company as set forth in this Section 9.d., Schwab shall effect mergers, splits, reverse splits and other corporate actions and reorganization activities (collectively "Fund Events") of a Fund for its customers. The notice must state the record date and type of Fund Event, and must be received by Schwab at least three Business Days prior to the record date of the Fund Event. By 6:00 p.m. Eastern time on the record date of such Fund Event, Fund Company shall provide all relevant information related to the Fund Event, including, for example and as applicable, factors, field inputs, the ratio of a split, and factor of merged shares.

		e.	Pricing information.  On every Business Day, Fund
			Company will provide to Schwab prior to 7:00 p.m., Eastern Time, each Fund's closing Net Asset Value and public offering price (if applicable) for that day and/or notification of no price for that day. Fund Company shall provide such information on a best efforts basis taking into consideration any extraordinary circumstances arising at the Fund (e.g. natural disasters, etc.).

		f.	Notice of Closing.  Fund Company will provide at
			least two (2) days prior written notice to Schwab if Fund Company will be closed for business on any Business Day or portion thereof from Market Open through Market Close.

		g.	Price, Distribution Rate and Other Errors.

			(i)	In the event adjustments are required to
				correct any error in the computation of the Net Asset Value or public offering price of a Fund's shares, in the distribution rate for a Fund's shares, or otherwise, Fund Company shall notify Schwab upon discovering the need for such adjustments. Notification may be made orally, but must be confirmed in writing.

			(ii)	Schwab and Fund Company shall agree promptly
				and in good faith to a resolution of the error, and no adjustment for the error shall be taken in the Account until such agreement is reached. Following resolution, upon request by Schwab, Fund Company shall provide Schwab with written notification of the resolution. The letter shall be written on Fund Company letterhead and shall state for each day on which an error occurred the incorrect price or rate, the correct price or rate, and the reason for the price or rate change. Fund Company agrees that Schwab may send this writing, or derivation thereof, to Schwab's MFMP investors whose accounts are affected by the price or rate change.

			(iii)	If an MFMP investor has received cash in excess
				of what he or she is entitled, Schwab will, when requested by Fund Company, and to the extent practicable and permitted by law, debit the customer's brokerage account in the amount of such excess, but only to the extent of any cash in the account, and repay it to the Fund.
				In no event, however, shall Schwab be liable to Fund Company or the Fund for any such amounts, unless the error was caused Schwab's breach of this Agreement or its willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement. Upon the request of Fund Company, Schwab shall provide Fund Company with the name of Schwab's customer and other relevant information concerning the customer's brokerage account to assist Fund Company in the collection from Schwab's customer of any such excess amount not repaid to the Fund.

			(iv)	If an adjustment is necessary to correct an
				error which has caused Schwab's customers to receive dollars or shares less than that to which they are entitled, the Fund shall, as appropriate and as mutually agreed by the parties pursuant to Section 9.g.(ii) above, make all necessary adjustments to the number of shares owned in the Account and/or distribute to Schwab any and all amounts of the underpayment. Schwab will credit the appropriate amount of such shares or payment to each MFMP investor.

			(v)	For purposes of making adjustments, including
				the collection of overpayments, Fund Company agrees to treat shareholders that hold Fund shares through the Account the same as it treats all other shareholders, including those that hold Fund shares directly with the Fund and those that hold indirectly through another financial intermediary. When making adjustments for an error, a Fund shall not net transactions for that day in the Account.

		h.	Redemptions in Kind.  Fund Company represents that
			each Fund that has reserved the right to redeem in kind has filed Form N-18F-1 with the Securities and Exchange Commission. For purposes of complying with the Fund's election on Form N-18F-1, Fund Company agrees that it will treat as a "shareholder" each shareholder that holds Fund shares through the Account, provided that Schwab provides to Fund Company, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder. Fund Company acknowledges that treatment of Schwab as the sole shareholder of Fund shares held in the Account for purposes of applying the limits in Rule 18f-1 under the 1940 Act would be inconsistent with the intent of Rule 18f-1 and the Fund's election on Form N-18F-1 and could unfairly prejudice shareholders that hold Fund shares through the Account.

		i.	Suspension of Purchases.  Upon notice to Fund
			Company, Schwab may suspend purchases by any or all segments of MFMP investors of any or all classes of Fund shares made available through the MFMP for any period of time.

		j.	New Processing Systems.  Fund Company agrees to
			cooperate to the extent possible with Schwab as Schwab develops and seeks to implement new processing systems for the MFMP.



                                EXHIBIT H(16)

                      Mutual Fund Services Agreement






























                      MUTUAL FUND SERVICE AGREEMENT

This Agreement is made as of _________________________________, between
("Fund Company/Distributor" or "Fund/Distributor")
_______________________________, a ________________ corporation, and
Scottrade ("Scottrade, Inc."), an Arizona corporation, executing this Agreement, in accordance with the following terms and conditions.

	WHEREAS, Scottrade desires to purchase and redeem shares of Fund Company/Distributor's on behalf of its clients.

	WHEREAS, Scottrade, an online discount brokerage, is offering to its clients, a non-advisory, non-recommendation, non-discretionary, no transaction fee program to which it's clients will purchase, redeem, or exchange shares of mutual funds through Scottrade.

	WHEREAS, Scottrade will place orders directly through the facilities of the National Securities Clearing Corporation
(NSCC) and in accordance with the rules of the NSCC Fund/Serv trading. All accounts are networked utilizing Networking Matrix Level 3. All individual retail brokerage accounts are sub-accounts, titled in Scottrade's name for the benefit of the client (FBO) and using Scottrade's TIN.

	WHEREAS, Fund/Distributor agrees that it is the Fund/Distributor's responsibility to determine whether each trade through Fund/Serv Networking Level III meets the qualification of the applicable Blue-Sky laws for that state or jurisdiction.

	Fund/Distributor also agrees not to settle funds to Scottrade customers who reside in States which Fund/Distributor has not already become registered. Fund/Distributor agrees to execute orders in normal settlement time through the NSCC, or else reject the trade through normal NSCC settlement and notify Scottrade Mutual Funds Department of the reject within one business day of trade placed through NSCC Fund/Serv. Parties may mutually agree to modify trade reject procedure in the future. Scottrade retains the right to limit trading and/or close funds entirely on its platform (no new or existing purchases and disallow transfers-in) if the above arrangement is not satisfactory to all parties involved.

	WHEREAS, Fund/Distributor wishes to have Scottrade perform certain record keeping, shareholder communication, and other services for each Fund.

	WHEREAS, Scottrade is willing to perform such services on the terms and conditions set forth herein.

	NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

SERVICES:

Scottrade agrees to perform or arrange for the performance of the following services:

Order Processing: Scottrade will process all purchase, redemption, and exchange orders for its customers and transmit these orders via Fund/Serv to each Fund on each business day by the close of trading.

Confirmation Preparation and Distribution: Scottrade will generate and deliver a confirmation statement for each purchase, redemption, and exchange transaction affecting each customer's fund positions maintained by Scottrade to the extent such confirmation is legally required.

Shareholder Communications and Statements: Scottrade will deliver or cause to be delivered to its customer's statements, which will include transaction details for the statement period in which the shares were purchased, redeemed, or exchanged. Statements will be mailed monthly when there is activity, but no less frequently than quarterly. Statements will also include a summary of the number of Fund shares owned and share value as of the statement date.

Scottrade will also distribute to customers annual and other periodic reports, proxy or information statements, updated prospectuses, and other shareholder communications upon request and when required by law provided that they are supplied by Fund Company/Distributor. Fund Company/ Distributor will notify Scottrade immediately of any change to a Fund's prospectus.

Fund Prospectuses: Scottrade will mail Fund prospectuses, statements of additional information, and any supplements, upon customer request and upon confirmation of customer purchase to the extent required by law.

Customer Inquiries and Accounts: All accounts will be held in the name of Scottrade FBO of each client account. Scottrade will service all accounts and respond to customer inquiries regarding share prices, account balances, dividend amounts and dividend payment dates.

Transactional Services:  Scottrade will communicate to Fund
Company/Distributor all purchases, redemptions, and exchanges reflecting the orders it receives from its customers.
Scottrade will communicate to its customers regarding shares, mergers, splits, and reorganization events.

Tax Reporting: Scottrade will arrange for the preparation and filing with the appropriate governmental agencies information, returns, and reports required to be filed for reporting (i) dividends and other distributions made to its customers, (ii) amounts withheld on dividends and other distributions and payments made to its customers under applicable federal and state laws, rules and regulations;
and (iii) gross proceeds of sales transactions, as required. Scottrade will withhold taxes on dividends and distributions to its customers as required by state or federal authorities.

Record Maintenance: Scottrade will maintain records for each of its customers who hold shares of a participating
Fund in an account with Scottrade, which will include:
the number of shares; the date and price of purchases and redemptions (including dividend reinvestments) and the dates and amounts of dividends paid for at least the current year; name and address of customers including taxpayers identification numbers; records of distributions and dividend payments; the transfers of shares; and overall control records.

Scottrade will maintain facilities, equipment and personnel to perform its services and to comply with rules and regulations including the maintenance and preservation of all required records and registrations.

Payment of Fund Distributions: Scottrade will distribute to its customers all dividends, capital gains or other payments authorized by Fund Company/Distributor that are distributed to and received by Scottrade. Such distributions will be credited to customers in accordance with the customer instructions, including but not limited to dividend reinvestment into Fund Company/Distributor or cash payments of distributions.

Scottrade represents and warrants that it has and will maintain the necessary facilities, equipment and personnel to perform the services in a businesslike and competent manner; and that its system complies with applicable laws, rules and regulations related to the services, including the maintenance and preservation of records and registrations required by applicable laws, rules and regulations.

Payment Services: Scottrade shall settle orders in accordance with the terms of each Fund's prospectus. Scottrade shall pay, and Fund Company/Distributor shall receive payment, for all purchases of shares in the programs promptly and accurately. Scottrade will receive payment, and Fund Company/Distributor will pay, for all redemptions of shares in the program promptly and accurately.

FEES:

In consideration of the services provided by Scottrade, Fund Company/Distributor agrees to calculate and pay fees to Scottrade quarterly at an annualized rate of $ per account per year of funds listed on Schedule A of this Agreement for all Fund shares held for Scottrade customers during such calendar quarter. Fees accrue daily and are paid quarterly in arrears. Payment is due within 30 days of the end of the calendar quarter. Fees are for customer servicing and other administrative services provided by Scottrade and are not payment for investment advisory, trustee or custodial services.

Termination of a Fund's 12b-1 Plan, or reductions in the payments made by a Fund to Fund Company/Distributor, will not in any way affect, diminish or eliminate Fund Company/
Distributor's obligation to pay the full amount of fees specified to be paid by it.


TRANSACTION FEES:

Scottrade shall not charge its customers in the No-Transaction Fee program any transaction fees for the purchase, redemption, or exchange of Shares, with the exception of short-term redemptions. It is agreed that Scottrade reserves the right to apply a fee for the redemption of any shares that are held less than 90 days. It also has the right to raise or lower the redemption fee or lengthen or shorten the qualifying period at anytime without prior notice to Fund Company/Distributor. This is in addition to any redemption fee Fund Company/Distributor may assess.

ROLE OF PARTIES:

The parties acknowledge and agree that the Services under this Agreement are record keeping, shareholder communication and related services only and are not the services of an underwriter or a principal underwriter of any Fund within the meaning of the Securities Act of 1933, as amended, or the 1940 Act.

The parties hereto agree that they are independent contractors and not partners or co-venturers or employees of each other. Neither party shall represent itself to be an agent of the other party or to have any power or authority to act for, bind, or commit the other.

INDEMNIFICATION:

Scottrade agrees to indemnify and hold harmless Fund/ Distributor, its directors, officers, employees, affiliates and agents from and against any and all losses. Lawsuits, claims, damages, or liabilities including legal fees incurred by any of them and arising as a result of (i) Scottrade's dissemination of information regarding Fund/ Distributor that is materially incorrect and that was not provided to Scottrade by Fund/Distributor, or approved by Fund/Distributor, its affiliated persons (as defined in the 1940 Act) or agents; or (ii) Scottrade's breach of any representation, warranty or agreement contained in this Agreement; or (iii) Scottrade's misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement, except to the extent the Losses are a result of the negligence, willful misconduct, or breach of Agreement by an Indemnified Party.

Fund/Distributor hereby agrees to indemnify and hold harmless Scottrade against any and all Losses to which Scottrade may become subject as a result of any untrue statement of a material fact contained in Fund/Distributor's prospectus or statement of additional information, as amended or supplemented from time to time, or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

Neither party assumes any responsibility hereunder, or will be liable to the other, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

Neither party shall be liable for any special, consequential or incidental damages.


COMPLIANCE RESPONSIBILITIES:

Fund Company/Distributor is responsible for the compliance of each prospectus, registration statement, annual or other
periodic report, or proxy statements.    Fund Company/
Distributor shall notify Scottrade immediately of any change to a Fund's prospectus.

Fund/Distributor shall provide to Scottrade, prior to the effectiveness of this agreement, or as soon as possible, a copy of the current prospectus and statement of additional information. Fund/Distributor shall provide Scottrade with written copies of any amendments to, or changes in such documents as soon as possible after such amendments or changes become available. Fund/Distributor shall additionally provide Scottrade with reasonable supplies of prospectuses upon request.

Fund Company/Distributor is responsible for providing
Scottrade with current prospectuses for each fund and any Blue-Sky information available on funds that are not Blue-Skied in each of the fifty states.

Scottrade is a registered broker-dealer with the appropriate securities authorities in all states in which its activities make such registration necessary.

ARBITRATION:

If a dispute arises between Scottrade and Fund Company/
Distributor with respect to this agreement, which the parties are unable to resolve themselves, it shall be settled by arbitration in accordance with the then existing NASD Code of Arbitration Procedures (NASD Code.)

NOTICES:

All notices required under this Agreement must be in writing and delivered either personally or via first class mail. Such notices will be deemed received as of the date of actual receipt or three days after deposit, first class postage prepaid, in the United
States mail, whichever is earlier.

All such notices shall be made:

  	If to Fund Company/Distributor:
	_________________________________________
	_________________________________________
	_________________________________________




If to Scottrade: 			Scottrade, Inc.
					Attn:  Mutual Fund Department
					12855 Flushing Meadows Drive
					P.O. Box 31759
					St. Louis, MO 63131-0759
					314-965-1555*1610

Such notices addresses may be changed upon proper notice to each other party to this Agreement.

NON-EXCLUSIVITY:

Each Party acknowledges that the other may enter into agreements, similar to this one, with other parties, for the performance of services similar to those to be provided under this Agreement, unless otherwise agreed to in writing by the parties.


SEVERABILITY:

If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

ASSIGNABILITY:

This Agreement is not assignable by any party without the other party's prior written consent. Any attempted assignment in contravention hereof shall be null and void; provided, however, that Scottrade or Fund/Distributor may assign its rights and obligations under this Agreement to any affiliate.

SCHEDULES:

All Schedules attached to this Agreement (as they may be amended from time to time) are, by this reference, incorporated into, and made a part of, this Agreement.

REPRESENTATIONS AND WARRANTIES:

Each Fund Party represents and warrants that it has obtained certified resolutions of its board of directors authorizing such Fund Party to enter into this Agreement.

Each Fund Party represents and warrants that the person signing this Agreement on its behalf is an officer authorized to execute this Agreement on behalf of such Fund Party.

Each Fund is in compliance with the conditions and qualifications set forth in the rules of Fair Practice of the NASD, Article II,
Section 26, as amended from time to time which will enable an NASD member to offer or sell shares in Fund Company/Distributor.

Scottrade represents that is has the requisite authority to enter into and perform this Agreement and is a member in good standing of the National Association of Securities Dealers, Inc. (NASD) and complies with all NASD rules and regulations. Scottrade has all requisite licenses and authority to carry on its business in all jurisdictions in which it conducts business.

CONFIDENTIALITY:

Each party acknowledges and agrees that the names, addresses, and telephone numbers of all customers obtained by virtue of this Agreement shall remain confidential and shall not be used for any purpose whatsoever except as may be necessary to distribute and administer Fund Company/Distributor. This provision shall survive termination of this agreement.



ENTIRE AGREEMENT:

This Agreement along with any Exhibits or Schedules and together with any Fund/SERV or Networking Agreements constitutes the entire agreement between the parties with regard to the subject matter herein. Additionally, these materials supersede any and all agreements, representations, and warranties, whether written or oral, made prior to the execution of this Agreement. Only a written document executed by each party to be bound by the amendment may amend this Agreement and the Schedules attached hereto.


EFFECTIVENESS AND TERMINATION OF AGREEMENT:

This agreement will become effective as of the date set forth on the Signature page of the contract, or any date mutually agreed upon by both parties to this contract.

This agreement may be terminated by either party upon sixty days written notice to the other parties; or upon such shorter notice as is required by law, order, or instruction from a court of competent jurisdiction, regulatory body, or self-regulatory organization with jurisdiction over the terminating party.

Termination of this Agreement shall terminate Scottrade's obligations to perform the Services, as of the effective date of the termination, and shall terminate Fund Company/ Distributor's obligations to pay any compensation hereunder, as of the effective date of the termination. Notwithstanding any provision herein to the contrary, Fund/Distributor's obligations pursuant to this Agreement shall not be terminated with respect to any transactions in Fund's shares commenced prior to the effective date of the termination of this Agreement, for so long as such shares are held in any Scottrade brokerage account and Scottrade or participating correspondent continues to perform the Services to such shares.



IN WITNESS WHEREOF, a duly authorized representative of the parties has executed this Agreement hereto.


FUND/DISTRIBUTOR

BY:_______________________________

NAME:____________________________

TITLE: ____________________________

DATE: _____________________________




SCOTTRADE

BY:_______________________________

NAME:  Rodger O. Riney_____________

TITLE:   President___________________

DATE:   ___________________________

                                  SCHEDULE A





FUND NAME      CUSIP NUMBER         QUOTRON      FEE PER ANNUM
























































































































                          EXHIBIT H(17)

                       Services Agreement
































                          SERVICES AGREEMENT
I - This Agreement is made as of the 13 day of October 2003 between:
(1)Fidelity Brokerage Services LLC ("FBS") and
National Financial Services LLC ("NFS") (together "Fidelity") and
( 2 )Greenspring Fund, Incorporated ("Fund/Agent").


                              Recitals

A. Fund/Agent is either (i) an open-end investment company with one or more series or classes of shares (each such series or class of shares a "Fund"), (ii), the principal underwriter or distributor for the Funds, or (iii) the transfer agent for the Funds.

B.Fund/Agent wishes to have Fidelity provide to Fund/Agent or on its behalf certain administrative services with respect to beneficial owners of shares ("Shareholder(s)") of such Funds which Fidelity has made available to Shareholders through securities brokerage accounts carried by NFS on behalf of FBS or correspondents of NFS ("Correspondents").

C. Fidelity agrees to provide such services in accordance with the terms and conditions set forth herein.

D. Fidelity acts as broker for its customers to effect the purchase, redemption or exchange of shares of investment companies.


                                AGREEMENT

Therefore, in consideration of the mutual promises set forth herein, the parties agree as follows:

1. Shareholder Services

A. Shareholder Account Set-up and Maintenance

NFS shall maintain and provide to FBS and Correspondents adequate facilities and procedures to: (1) establish and maintain Fund investments on behalf of Shareholders within a consolidated brokerage account(s) on the Fidelity transaction processing and recordkeeping system, and (2) access Shareholders' current Fund information including, but not limited to, share balances, dividend information and transaction history.

B. Shareholder Assistance

NFS shall make available to Correspondents any information maintained by NFS as may be necessary for Correspondents to support and resolve Shareholder servicing inquiries. NFS personnel will assist Correspondents in the investigation of Shareholder inquiries when necessary. FBS will support Shareholder service inquiries from Shareholders who maintain brokerage accounts with FBS.

C. Transaction Processing and Settlement

The Fidelity transaction processing system shall enable
Shareholders to purchase, redeem and exchange shares of Funds available through Fidelity. NFS shall facilitate settlement with each

                               -1-
Fund of Shareholder transactions in such Fund insofar as such transactions are transmitted to NFS by FBS or Correspondents on behalf of Shareholders.

Fund/Agent agrees that it shall make arrangements for all transactions processed pursuant to this Agreement to be processed through the National Securities Clearing Corporation ("NSCC") FundlSERV system. Unless stated otherwise in an amendment to this Agreement, orders received by Fidelity before the Close of Trading on any day that the NYSE is open for business ("Business
Day") will receive that Business Day's next applicable price.
Any order received by Fidelity after the Close of Trading on any Business Day shall be treated as if received on the next Business Day.

If Fund/Agent desires that NFS serve as limited agent for the purpose of accepting orders for the purchase, exchange and redemption of shares of the Funds ("Shares") by certain employee benefit plans ("Plans") or other entities, the terms governing such arrangement shall be such as set forth on an amendment to this Agreement (Exhibit C).

In order for Fidelity to begin transaction processing, Fund/Agent must make a representation of participation with the NSCC. Refer to the terms of the Bilateral NSCC Agreement (Exhibit D).

D. Shareholder Account Statement Preparation and Distribution

With respect to each Shareholder holding Fund investments through Fidelity, Fidelity shall deliver or cause to be delivered statements, in written or electronic format, to such Shareholder at least quarterly. Statements will include transaction details for the statement period for each Fund in which shares were purchased, redeemed or exchanged, and a summary of the number of Fund shares owned and share value thereof as of the statement date to the extent such value is provided by the Fund.

E. Confirmation Preparation and Distribution

NFS shall generate a written confirmation for each purchase, redemption and exchange transaction affecting each Shareholder's Fund investments held through NFS to the extent such confirmation is required by federal security laws, and such confirmation shall be distributed to Shareholders in written or electronic format through or on behalf of FBS or Correspondents.

F. Payment of Fund Distributions

NFS shall distribute to Shareholders all dividend, capital gain or other payments authorized by the Fund and distributed to and received by NFS, and such distributions shall be credited to Shareholders in accordance with the instructions provided by each Shareholder, including, but not limited to, dividend reinvestment into the Fund or cash payments of distributions.

G. Prospectus Fulfillment

Subsequent to any Shareholder's acquisition of Shares by purchase or exchange, FBS or such Correspondent shall provide to such Shareholder, in written or electronic form, a confirming prospectus for such Fund to the extent such prospectus is required by federal security laws with respect to such acquisition and is provided by the Fund to Fidelity or its designee.

Fund/Agent acknowledges and agrees that Fidelity is not responsible for: (i) the compliance of any prospectus or supplement thereto, annual report, proxy statement or item of advertising or marketing material of or relating to any Fund, with any applicable laws, rules or regulations; (ii) the registration or qualification of any shares of any Fund under any federal or applicable state laws; or (iii) the compliance by any Fund or Fund/Agent or any "affiliated person" (as that term is defined in the rules under the
                           - 2 -

the Investment Company Act of 1940, as amended), with any applicable federal or state law, rule, or regulation or the rules and regulations of any self-regulatory organization with jurisdiction over such Fund, Fund/Agent or affiliated person.

H. Account Level Tax Reporting

NFS shall provide to Shareholders through FBS or Correspondent such reports and information as may be required by the then-prevailing laws and regulations under the Internal Revenue Code for non-retirement accounts and qualified and non-qualified retirement plan accounts.

II. Representations and Warranties

A. Fund/Agent represents and warrants that:

(1) it has the requisite authority to enter into this Agreement on its own behalf and on behalf of the Fund(s);

(2) it is in conformity with all federal or state laws, rules or regulations or the rules and regulations of any self-regulatory organization to which the Funds or their agents are subject;

(3)all sales charges detailed in the Fund(s)prospectus are not excessive as defined by NASD Rule 2830; and

(4) the payment to NFS of any fees pursuant hereto:

	(a) has been duly authorized by the Fund(s), the Board of Trustees of the Fund(s), or any other persons to the extent such authorization is required to properly make such payment;
	(b) is properly disclosed in the relevant Fund prospectus to the extent such disclosure may be required; and
	(c) is in conformity with all federal or state laws, rules or regulations or the rules and regulations of any self-regulatory organization to which the Funds or their agents are subject.

B. FBS and NFS each represent and warrant that:

(1 )it is a Limited Liability Corporation duly organized under the laws of the State of Delaware and is duly registered and/or qualified as a brokeddealer with the SEC, NASD and in every state or territory of the United States of America (including the District of Columbia) where such registration or qualification is required and has the requisite authority to enter into this Agreement and to carry out the services contemplated herein;

(2) the execution and delivery of this Agreement and the performance of the services contemplated herein have been duly authorized by all necessary corporate action on its part, and this Agreement constitutes the valid and binding obligations of FBS and NFS;

(3) it is in material conformity with all federal, state and industry laws or regulations to which it is subject;

(4) it has established an anti-money laundering compliance program, and that its implementation of the program complies in all material respects with applicable law; and

                              - 3 -
(5) it has adopted policies and practices related to the protection of non-public personal information pursuant to SEC Regulation S-P. These policies and practices are designed to comply with Regulation S-P in all material respects, including, but not limited to, the obligation to provide appropriate administrative, technical and physical safeguards reasonably designed to (i) ensure the security and confidentiality of customer records and information;
(ii) protect against any anticipated threats or hazards to the security or integrity of customer records and information; and (iii) protect against unauthorized access to or use of customer records or information that could result in substantial harm or inconvenience to any customer.

C. Each party hereto represents and warrants that it shall provide to the others such information or documentation necessary for such party to fulfill its obligations hereunder, such other information or documentation as any party may reasonably request, and that it shall comply with such operating policies and procedures as the parties may jointly adopt from time to time.

111. Fees

A. DEFINITIONS. As used herein, these terms are defined as follows:

"No Transaction Fee Fund" shall mean any fund that is listed in the No Transaction Fee Program in Exhibit B, Section I and is subject to fees as described in subsections B, C, D and E in this Section
Ill.

"Transaction Fee Fund" shall mean any fund that is listed in the Transaction Fee Program in Exhibit B, Section II and is subject to fees as described in subsections B, C and E in this Section
Ill. When purchasing a Transaction Fee Fund, customers must pay a transaction fee to Fidelity or a sales charge to the Fund.

B. Start up Fees

Fund/Agent shall pay to NFS a one-time start up fee ("Start Up Fee") for Fidelity's initial set up and preparation to support a new group or family of Funds. The amount of the Start Up Fee is set forth on Exhibit A and shall be due and payable to NFS the earlier of:
(i) 30 days from the execution of this Agreement; or (ii) the availability of any such Fund to customers of Fidelity and Correspondents. The identity and description of each Fund which is subject to this Agreement shall be set forth in Exhibit B. as amended from time to time.

C. CUSIP Fee

Fund/Agent shall pay to NFS a fee ("CUSIP Fee") to add any Fund to Fidelity's computer system in order to make such Fund available to customers of Fidelity and Correspondents. The amount of the CUSIP Fee is set forth on Exhibit A, and shall be due and payable to NFS upon the earlier of: (i) the date such fund is identified on Exhibit B; or (ii) the availability of such Fund to customers of Fidelity or Correspondents.

D. Asset Based Fee for No Transaction Fee Fund Program

For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund, which fee shall be based upon a percentage per annum of the average daily value of the aggregate number of Shares of the Fund held by NFS for the accounts of customers of FBS and Correspondents. Such fee shall be calculated and paid in accordance with Exhibit A hereto.
                                - 4 -

E. Maintenance Fee

Fund/Agent shall pay to NFS an annual maintenance fee
("Maintenance Fee") with respect to certain Funds as set forth on Exhibit A.

As set forth in Exhibit A, fees described in this section Ill are subject to change. In the event of material changes to the scope of services provided hereunder, the parties agree to negotiate in good faith as to the appropriate amendment to the fees due NFS.

IV. Indemnification

Fund/Agent shall indemnify and hold harmless Fidelity and each officer, employee and agent of Fidelity from and against any and all claims, demands, actions, losses, damages, liabilities, or costs, charges, counsel fees, and expenses of any nature ("Losses") arising out of: (i) any inaccuracy or omission in any prospectus or supplement thereto, registration statement, annual report, or proxy statement of any Fund or Fund/Agent; (ii) any inaccuracy or omission in any advertising or promotional material provided to, reviewed by, or generated by any Fund or Fund/Agent; (iii) any breach by Fund/Agent of any representation, warranty, covenant, or agreement contained in this Agreement; or (iv) any action taken or omitted to be taken by Fidelity pursuant to this Agreement, except to the extent such Losses result from Fidelity's breach of this Agreement, willful misconduct, or gross negligence.

NFS shall indemnify and hold harmless Fund/Agent and each officer, employee and agent of Fund/Agent from and against any and all claims, demands, actions, losses, damages, liabilities, or costs, charges, counsel fees, and expenses of any nature ("Losses") arising out of:
(i) NFS' dissemination of information regarding Fund/Agent or Fund that contains any inaccuracies or omissions unless such information was provided to, reviewed by, or generated by Fund/Agent or any Fund; (ii) any breach by NFS of any representation, warranty, covenant, or agreement contained in this Agreement; and (iii ) any Losses resulting from NFS' willful misconduct or gross negligence.

V. Confidentiality

Each party acknowledges and understands that with respect to the activities described in this agreement any and all technical, trade secret, or business information, including, without limitation, financial information, business or marketing strategies or plans, product development or customer information ("Proprietary Information") shared by one party with the other is confidential and proprietary, constitutes trade secrets of the owner of such Proprietary Information, and is of great value and importance to the success of the owner's business. The recipient of any such Proprietary Information agrees to use its best efforts (the same being not less than that employed to protect its own proprietary information) to safeguard any Proprietary Information received from the other party and to prevent the unauthorized, negligent or inadvertent use or disclosure thereof.

The recipient of any such Proprietary Information shall not, without the prior written approval of any officer of the owner, directly or indirectly, disclose the Proprietary Information to any person or business entity except for a limited number of employees, attorneys, accountants and other advisors of the recipient on a need-to-know basis or as may be required by law or regulation. The recipient of any such Proprietary Information shall promptly notify the owner in writing of any unauthorized, negligent or inadvertent use or disclosure of Proprietary Information. The recipient of any such Proprietary Information shall be liable under this Agreement to the owner for any use or disclosure in violation of this Agreement by it or its employees, attorneys, accountants, or other advisors or agents.
                               - 5 -
The recipient of such Proprietary Information shall not have any obligations under this Section V with respect to any information that is: (i) already known to the recipient or its affiliates at the time of the receipt; (ii) publicly known at the time of the receipt;
or (iii) independently developed by the recipient or its affiliates. This Section V shall continue in full force and effect notwithstanding the termination of this Agreement.

VI. Effective Date, Duration and Termination

With respect to any Fund, this Agreement shall become effective upon the earlier of: (i) the date such Fund is identified on Exhibit B, as amended from time-to-time; or (ii) or the availability of any Fund to customers of Fidelity and/or Correspondents. The Fund/Agent represents that prior to the effective date, if the Fund or the Fund's Board of Trustees requires any approval of this Agreement, such approval has been obtained. If the Fund or its Board of Trustees requires any periodic approval of this Agreement, such approval has been obtained. The Agreement shall continue in force for one year, thereafter, this Agreement shall remain in full force and effect for successive annual periods, unless earlier terminated.

This Agreement is terminable as to any Fund by any party upon 60 days written notice thereof to the other parties or upon default hereof provided that such default shall not terminate this Agreement to the extent the defaulting party has been notified of such default by the non-defaulting party and the defaulting party cures such default within 10 business days of notice of such default.

After the date of termination as to any Fund, no fee will be due with respect to any shares of such Fund that are first placed or purchased in Fidelity or Correspondent customer accounts after the date of such termination. However, notwithstanding any such termination, Fund/Agent will remain obligated to pay NFS the fee as to each share of such Fund that was considered in the calculation of the fee as of the date of such termination, for so long as such share is held in the Fidelity or Correspondent account. This Agreement, or any provision hereof, shall survive termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

VII. Miscellaneous

A. Customer Fees

	i. No Transaction Fee Fund Program (Exhibit B, Section I) During the term of this Agreement, the parties acknowledge and agree that FBS reserves the right to collect trading activity fees from certain customers (including "Short-Term Traders," as FBS may define that term) for certain special trading services and from other customers upon such other customers' redemption of certain shares.

	ii. Transaction Fee Fund Program (Exhibit B, Section 111 During the term of this Agreement, Fidelity may assess against or collect from its brokerage customers any transaction fee upon the purchase, redemption or exchange of such Funds in its sole discretion.

B. Suspension of Availabilitv

Notwithstanding any other provision of this Agreement, Fidelity may suspend the availability of any Fund for purchases, redemptions or exchanges by shareholders for any reason, including but not limited to, court order or regulatory concerns.
                                  - 6 -

C. Custody

Fund/Agent acknowledges that Fund shares maintained by the Fund for Shareholders hereunder are held in custody for the exclusive benefit of customers of NFS or its Correspondents and shall be held free of any right, charge, security interest, lien or claim against NFS in favor of the Fund or its agents acting on behalf of the Fund. Accordingly, Fund/Agent must confirm such acknowledgment in Exhibit E.

D. Use of Fidelity Name

Fund/Agent will not, nor will Fund/Agent cause or permit any Fund to, describe or refer to the name "Fidelity Investments" or any derivation thereof, or to FMR Corp. or any affiliate thereof, or to the services or relationship contemplated by this Agreement in any advertisement or promotional materials or activities without the prior written consent of an authorized officer of Fidelity, provided, however, that once Fidelity has authorized generic references of the availability of the Funds through Fidelity or its affiliates, said generic references shall not be subject to prior written consent.

E. Non-exclusivitv

Each party acknowledges that each other party, unless otherwise agreed to in writing, may enter into agreements similar to this Agreement with other parties for the performance of services similar to those provided under this Agreement.

F. Force Majeure

Neither Fidelity nor its affiliates shall be liable to Fund/Agent or any Fund for any damage, claim or other loss whatsoever caused by circumstances or events beyond its reasonable control.

G. Arbitration

In the event of a dispute between Fidelity and Fund/Agent relating to or arising out of this Agreement or the relationship of the parties hereto, the parties will submit the matter to arbitration in accordance with this sub-section:

	(a) Arbitration will be held in accordance with the rules and regulations of the NASD Code of Arbitration Procedure, except,
(i) in the event that the NASD is unwilling to accept jurisdiction of the matter, such arbitration will be held in accordance with the rules and regulations of the American Arbitration Association under the Commercial Arbitration Procedures then in effect, and (ii) in the event that a non-party to this Agreement brings an arbitration against Fund/Agent or Fidelity relating to or arising out of this Agreement, then the parties agree to arbitrate in whichever arbitration forum such arbitration is brought. In the event that
(i) a non-party initiates a judicial proceeding against Fund/Agent or a Fund relating to, or arising out of, this Agreement, (ii) such claim cannot be compelled to arbitration, and (iii) either party asserts a claim against the other party in connection with such proceeding, then the parties agree to submit to the jurisdiction of the court in that judicial proceeding.

	(b) If the arbitration is brought by one of the parties hereto, the number of arbitrators will be three (3), and they will be selected in accordance with the rules and regulations of the NASD Code of Arbitration Procedure or American Arbitration Association under the Commercial Arbitration Procedures then in effect, as appropriate.
The arbitrators shall be attorneys specializing in securities law.
Any award of the arbitrators will be limited to compensatory damages and will be conclusive and binding upon the parties. The
                                 - 7 -
arbitration shall be governed by the Federal Arbitration Act, 9
U.S.C. Sections 1-16, to the exclusion of state laws inconsistent therewith, and judgment upon the award may be entered in any court having jurisdiction.

	(c) Each party will bear its own expenses, including legal and accounting fees, if any, with respect to the arbitration. The arbitrator will designate the party to bear the expenses of the arbitration or the respective amounts of such expense to be borne by each party. Any costs, fees or taxes involved in enforcing the award shall be fully assessed against and paid by the party resisting enforcement of the award.

	(d) Nothing in this Section will prevent either party from resorting to judicial proceedings or otherwise for injunctive relief to prevent serious irreparable harm or injury to a party or to others.

H. Sales Charqe Reductions

Sales charges of the Fund may be subject to reductions under a variety of circumstances as described by the Fund in the Fund Family Form. To implement these reductions, the Fund/Agent hereby agrees to assist Fidelity to ensure that Shareholders receive the correct sales charges on their purchases.

I. Notices

All notices and communications required or permitted by this Agreement shall be in writing and delivered personally or sent by first class mail unless otherwise agreed. All such notices and other communications shall be made:

if to Fidelity, to: Fidelity Investments
                    82 Devonshire Street, R6A
                    Boston, MA 02109
                    Attn: James A. Rice

J. Amendments

This Agreement and any Exhibits other than Exhibit A, hereto may be amended only upon the written agreement of the parties in an amendment to the existing Agreement and Exhibits.

K. Entire Agreement

This Agreement, including any Amendments and Exhibits hereto, contains the entire agreement of the parties as to the subject matter hereof and supersedes any prior agreements, written or oral.
                              - 8 -

L. Non-Assignability/Choice of Laws

This Agreement may not be transferred or assigned by either
Fund/Agent or Fidelity, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

M. Severabilitv

Every provision in the Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not effect the validity of the remainder hereof.

N. Counterparts Permitted

The Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

0. Dealer Agreement Waiver

By signing this Agreement, Fund/Agent verifies that Fund/Agent does not require an executed Dealer Agreement from NFS. In lieu of a Dealer Agreement, Fund/Agent has executed this Agreement with NFS.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written below.

Fidelity Brokerage Services LLC		Greenspring Fund
Member NYSE, SlPC

National Financial Services LLC
Member NYSE, SIPC
                                   - 9 -

                                EXHIBIT A

                              FEE SCHEDULE

1. Start Up Fee: $ (includes the addition of one CUSIP)

2. CUSlP Addition Fee: $ per CUSlP not already available on Fidelity's computer system as of the execution date of this Services Agreement

3. Asset Based Fee:

(a) For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund, calculated daily and paid monthly in arrears, equal to percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS (determined by multiplying the number of such shares times the publicly-reported net asset value of each share), excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares ("Pre-Participating Assets"), and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the FundlAgent issuing such shares. The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as "Participating Assets".

(b) Subsequent to each month-end, NFS shall send to FundIAgent a statement of the market value of shares of the Fund for which the fee is calculated for the preceding month, together with a statement of the amount of such fee. In the calculation of such fee, NFS' records shall govern unless Fund/Agent can demonstrate that the number of shares or Fund price(s) used in such calculation is inaccurate.

(c) Fund/Agent shall pay to NFS such fee within 30 days after Fund/Agent's receipt of such statement. Such payment shall be by wire transfer or other form acceptable to NFS and shall be separate from payments related to redemption proceeds and distributions.

4. Maintenance Fees:

(a) For each Fund which participates in the NSCC Fund/SERV networking level 3 system Fund/Agent shall pay to NFS an annual fee of $ for each separate Fund position held in any customer account of Fidelity or Correspondent which fee shall be payable quarterly in arrears at a rate of $ per Fund position; or

(b) Each Fund which does not Dartkipate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund annual fee based on December brokerage month-end assets in accordance with the following schedule:

Fund Assets Annual Fee

less than $2.5 million                   $
$2.5 million - $5.0 million              $
greater than $5.0 million                $

                              - 10-

The annual Maintenance Fee for a Fund not participating in the NSCC Fund/SERV networking level 3 shall be waived if such Fund has been included on Exhibit B and subject to the terms of this Agreement for less than 12 months prior to the fee calculation date. NFS will not charge FundlAgent an annual Maintenance Fee for any Fund not participating in the NSCC
Fund/SERV networking level 3 if the average assets per Fund exceeds $5 million (as measured by dividing the total market value of all Fund shares subject to this Agreement as of December month-end by the total number of Funds subject to this Agreement). Upon prior written notice to Fund/Agent, Fidelity may change, amend or waive any fee or the method of payment thereof under this Agreement. Fidelity may issue to Fund/Agent a new or replacement Agreement or Exhibit A. Such change, amendment or waiver shall be effective on the date stated in such notice. The acceptance by Fund/Agent of any order after the date stated in such notice shall represent Fund/Agent's agreement to pay such fees to Fidelity.
                               - 11 -

                             EXHIBIT B

I. FUNDS PARTICIPATING IN NO TRANSACTION FEE FUND PROGRAM
(Fees as set forth in Exhibit A)

Fund Name                                      CUSIP

II. FUNDS PARTICIPATING IN TRANSACTION FEE FUND PROGRAM
(Fees as set forth in Exhibit A, excluding Section 3)
Fund Name                                      CUSIP


                               - 1 2 -

                              EXHIBIT C

                      Agency Trading Agreement

                              Recitals:

A. Fund/Agent desires that NFS serve as limited agent to accept orders for the purchase, exchange and redemption of Shares by certain employee benefit plans ("Plans").

B. Fund/Agent must execute this Agency Trading Agreement, by signature, for it to become effective.

C. In consideration of the premises and mutual covenants hereinafter contained, the parties agree as follows.


                               Agreement

1. Appointment of NFS As Limited Agent

Fund/Agent hereby appoints NFS as its limited agent for the sole and limited purpose of accepting purchase, exchange or redemption orders for Shares purchased, exchanged or redeemed by the Plans ("Orders"). NFS hereby accepts its appointment on the terms and conditions set forth herein. Notwithstanding anything else in this Agreement, NFS shall not act as agent for Fund/Agent except for the limited purpose of accepting such Orders.

2. Appointment of Agent

NFS may appoint a third party as its Agent ("NFS' Agent") for the purpose of receiving Orders on behalf of NFS. Such Orders received by NFS' Agent shall be deemed received by NFS, and accordingly by Fund/Agent, simultaneously.

3. Orders and Acceptance

NFS, as limited agent of Fund/Agent, shall accept on behalf of the Plans, Orders for the purchase, exchange or redemption of Shares of the Funds. If such Orders are received by NFS or NFS'Agent prior to the close of trading on the New York Stock Exchange (the "Close of Trading") on a day the New York Stock Exchange is open for business (a "Business Day") or such other time as designated in writing to NFS by Fund/Agent, they shall be treated as having been received by Fund/Agent on such Business Day ("Trade Date").

4. Trade Reporting

Based on Orders accepted by NFS or NFS' Agent prior to Close of Trading on the prior Business Day, NFS will provide to Fund/Agent either summarized trading instructions for the net purchase or net redemption of Shares of the Funds or detailed trading instructions by 9:00 A.M. Eastern Time, or other mutually agreed upon time, each Business Day following Trade Date ("TD + I"). NFS will provide summarized and/or detailed trading instructions in accordance with practices of, and agreement with, the National Securities Clearing Corporation's ("NSCC) procedures concerning orders of shares to funds or their agents, through the NSCC Defined Contribution Clearance and Settlement System (the "DCC&S" System). NFS will provide both summarized and detailed trading
                             - 1 3 -

instructions to FundIAgent on TD+I via Fund/SERV. Such instructions shall be effected at the public offering price, or such other price as may apply to the transaction, of the Shares of the respective Fund calculated as of the Close of Trading on the Business Day on which the Order was accepted by NFS or NFS' Agent.

5. Settlement

Settlement for trades placed through Fund/SERV (either DCC&S or non-DCC&S platforms), will follow the guidelines and operational procedures set forth by the NSCC and the Securities Industry
Automation Corporation ("SIAC").

	IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth below.

Greenspring Fund				National Financial Services LLC

                               - 14-

                              EXHIBIT D

Each party has executed and filed the standard agreements required for participation with the National Securities Clearing Corporation
(NSCC). Each party agrees to participate in FundSERV, Networking and/or Defined Contribution Clearance and Settlement processing with the other under the terms of the standard agreements.

Fund/Agent must indicate the applicable agreement(s) that Fund/Agent has executed with the NSCC:

- Fund S E RV agreement

- Networking agreement

- Defined Contribution Clearance and Settlement (DCC&S) agreement

                                 - 15 -

                                Exhibit E

Custody of Uncertificated Mutual Fund Shares; SEC Rule 15c3-3

National Financial Services LLC ("NFS"), a registered broker-dealer, has been asked to establish mutual fund "street name" accounts in one or more of your funds which accounts will contain the assets of customers of NFS. Each such account will be registered as "Special Custody Account for the Exclusive Benefit of Customers of National Financial Services LLC," or in a form sufficiently similar to identify the account(s) as containing the assets of customers of NFS.

Under a clarification to SEC Rule 15c3-3, in order for uncertificated mutual fund shares to be considered held in a good control location, broker-dealers are required to obtain a specific acknowledgment from the mutual fund holding these types of accounts.

Accordingly, NFS requests that you confirm that the assets of NFS' customers held in the "street name" accounts registered as noted above will be held free from any right, charge, security interest, lien or claim against NFS in favor of such mutual fund or its agents. NFS acknowledges that such "street name" accounts are not and will not participate in a letter or statement of intention that the funds may offer.

Please confirm this understanding by signing as indicated below.

CONFIRMED:

By: Greenspring Fund
                                 - 16-




                            EXHIBIT I

                      OPINION AND CONSENT

































Kirkpatrick & Lockhart LLP	        1800 Massachusetts Avenue, NW
	                                Second Floor
	                                Washington, DC  20036-1800
	                                202.778.9000
	                                Fax:  202.778.9100
	                                Fax:  202.778.9200

April 15, 2004


Greenspring Fund, Incorporated
2330 W. Joppa Road, Suite 108
Lutherville, MD  21093-7207

Ladies and Gentlemen:

	We have acted as counsel to Greenspring Fund, Incorporated, a Maryland corporation (the "Company"), in connection with the filing with the Securities and Exchange Commission ("SEC") of Post-Effective Amendment No. 26 to the Company's Registration Statement on Form N-1A (File Nos. 2-81956; 811-3627) (the "Post-Effective Amendment"), registering an indefinite number of shares of Common Stock, (par value $.01), of the Company, under the Securities Act of 1933, as amended (the "1933 Act").

	You have requested our opinion as to the matters set forth below in connection with the filing of the Post-Effective Amendment. For purposes of rendering that opinion, we have examined the Post-Effective Amendment, the Company's Articles of Incorporation as amended (the "Charter"), Bylaws and the corporate action of the Company that provides for the issuance of the Shares, and we have made such other investigation as we have deemed appropriate. In rendering our opinion, we have made the assumptions that are customary in opinion letters of this kind. We have further assumed that, as of any date of determination, the number of Shares will not exceed the number of such shares authorized to be issued under the Charter. We have not verified any of those assumptions.

	Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the State of Maryland that, in our experience, generally are applicable to the issuance of shares by entities such as the Company. We express no opinion with respect to any other laws.

	Based upon and subject to the foregoing, we are of the opinion that:

	1.	The Shares to be issued pursuant to the Post-Effective
Amendment have been duly authorized for issuance by the Company; and

	2.	When issued and paid for upon the terms provided in the
Post-Effective Amendment, the Shares to be issued pursuant to the Post-Effective Amendment will be validly issued, fully paid and non-assessable.

	This opinion is rendered solely for your use in connection with the filing of the Post-Effective Amendment and supersedes any previous opinions of this firm in connection with the issuance of Shares.
We hereby consent to the filing of this opinion with the SEC in connection with the Post-Effective Amendment and to the reference to this firm in the statement of additional information that is being filed as part of the Post-Effective Amendment. In giving our consent we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.


						Very truly yours,
						/s/ KIRKPATRICK & LOCKHART LLP
						KIRKPATRICK & LOCKHART LLP



                            EXHIBIT J

                             CONSENT































               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 21, 2004, relating to the financial statements and financial highlights which appear in the December 31, 2003 Annual Report to Shareholders of Greenspring Fund, Incorporated, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
April 26, 2004









                           EXHIBIT O(2)

                         CODE OF ETHICS


































	           GREENSPRING FUND, INCORPORATED
	                   Code of Ethics


Legal Requirements

Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act") makes it unlawful for an affiliated person, including any director or officer, of a registered investment company such as Greenspring Fund, Incorporated (the "Fund") in connection with the purchase or sale, directly or indirectly, by such person of a security, including options, futures and commodities, "held or to be acquired" by such registered investment company, including the Fund to:

(1)	employ any device, scheme or artifice to defraud the Fund;

(2)	make to the Fund any untrue statement of a material fact
      or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

(3)	engage in any act, practice, or course of business which
      operates or would operate as a fraud or deceit upon the Fund; or

(4)	engage in any manipulative practice with respect to the Fund.

A security (including any option to purchase or sell, and any security convertible into or exchangeable for a security) is "held or to be acquired" within the meaning of Rule 17j-1 under the 1940 Act if, within the most recent fifteen days it: (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund or its investment adviser for purchase by the Fund.

Statement of General Principles

The undersigned understands and acknowledges that the Fund is a registered investment company within the meaning of the 1940 Act.
As an officer, director, or employee of the Fund, the undersigned will:

(1)	comply with the legal requirements of Rule 17j-1, including
      specifically the requirements set forth above;

(2)	conduct his/her affairs with integrity and dignity;

(3)	act in an ethical manner in dealings with the Fund;

(4)	at all times place the interest of shareholders of the
      Fund first;

(5)	conduct all personal securities transactions in a manner
      consistent with the Code of Ethics as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility;

(6)	apply the fundamental standard that investment company
      personnel should not take inappropriate advantage of their positions;

(7)	strive to maintain and improve competence;

(8)	use proper care and exercise professional judgement in
      dealing with the operations of the Fund as required under the 1940 Act, the rules and regulations thereunder, and any other applicable state or federal laws; and

(9)	comply with the Fund's policies as set forth below.


Fund Policies

It is the policy of the Fund that no access person shall engage in any act, practice or course of conduct that would violate the provisions of Rule 17j-1 under the 1940 Act or the statement of general principles each as set forth above. An access person includes (i) any director, officer or general partner of the Fund or Corbyn Investment Management, Inc. ("Corbyn"), the investment adviser to the Fund; (ii) any employee of the Fund or Corbyn who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendation with respect to the purchase or sale of a security by the Fund; and
(iii) any natural person in a control relationship (25% ownership) to the Fund or Corbyn who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security by the Fund.

It is understood that as a condition of employment with the Fund or Fund board membership all access persons of the Fund (for their own or related accounts) shall avoid circumstances or transactions which could be considered in conflict with the interests of the Fund and its shareholders.

A Compliance Committee, consisting of the Fund's trader and portfolio manager, is responsible for the maintenance of the Fund's Code of Ethics and personal trading policies.


Access persons' personal covered security transactions shall be on a last in and last out basis for securities which are also purchased or sold for the Fund. A buying or selling interest on the part of an access person therefore will not affect the price paid or received by the Fund for any security. It is also required that no access person who is aware that the Fund is purchasing or selling a particular security, or that the Fund has such a purchase or sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund's transactions in that security have been completed.

However, should it be deemed appropriate to purchase a security for the Fund which is currently held by an access person, the access person will have the option to either: (i) sell the security in question prior to purchase of such security for the Fund; or (ii) to retain the security subject to the condition that the holding be maintained in the account or accounts in question until all shares of such security are entirely eliminated as a Fund holding. Access persons holding a security which is held by the Fund must be last to sell. Exceptions to the last to sell policy will be permitted but only under extraordinary circumstances after the access person desiring the exception requests permission to and preclears the trade with the Compliance Committee.

Access persons are required to have all personal securities transactions "precleared", in writing, by the Compliance Committee. Except as otherwise provided in the Code of Ethics, classes of securities exempt from preclearance requirements include direct obligations of the Government of the United States; bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt instruments, including repurchase agreements; shares issued by registered open-end investment companies; purchases which are part of an automatic dividend reinvestment plan; or private placement securities. The request should include: (i) the security to be purchased or sold; (ii) whether the purchase or sale is a market or limit order; (iii) the account in which the transaction is to occur; (iv) the maximum number of shares to be purchased or sold; and (v) that the person involved has read and believes the transaction complies with the Code of Ethics. Preclearance authorization will remain valid for that trading day. If the trade is not executed on that trading day, preclearance should again be received on subsequent days before another order is entered. Once preclearance has been granted, personal activity in the cleared security will be monitored. Access persons who find it impractical to "preclear", such as a trustee for a trust, in the alternative may make other arrangements with the Compliance Committee.

Each access person shall submit (i) a record of every security transaction in which the person acquires any direct or indirect beneficial ownership of a security as interpreted pursuant to
Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) a record of every securities account established by the access person. Such reports shall be filed no later than ten days after the end of each calendar quarter. The security transaction report must include: (i) title of the security, the interest rate and maturity date (if applicable), the number of shares and the principal amount; (ii) trade date; (iii) price at which transaction was effected; (iv) broker-dealer or bank name; and (v) the date the report is submitted by the access person. The securities account report must include: (i) the name of the broker-dealer or bank with whom the access person established the account; (ii) the date the account was established; and (iii) the date the report is submitted by the access person. The Compliance Committee will review the records for any potential conflict of interest. This process of review includes, but is not limited to, comparing the Fund trade log records with records submitted by access persons.

A disinterested director of the Fund is only required to report on transactions where such director, at the time of that transaction, knew or, in the ordinary course of fulfilling his official duties as a director of the Fund, should have known that, during the 15-day period immediately before or after the date of the transaction by the director, such security (including any option to purchase or sell a security) is or was purchased or sold by the Fund or was being considered for purchase or sale by the Fund or Corbyn.

Access persons must arrange for duplicate copies of broker advices covering each securities transaction to be mailed by the broker executing the transaction directly to an individual selected by the Compliance Committee of the Fund.

Access persons, except disinterested directors, are required to disclose within ten days of employment and thereafter annually the title, number of shares and principal amount of each security in which the access person has any direct or indirect beneficial ownership and the name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the access person.

Classes of securities exempt from reporting requirements are: direct obligations of the Government of the United States; bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt instruments, including repurchase agreements; or shares issued by registered open-end investment companies.

Not withstanding the above exemptions, access persons are required to report all transactions completed within the Greenspring Fund, unless a duplicate copy of the transaction is mailed by the Fund's transfer agent directly to an individual selected by the Compliance Committee of the Fund. Preclearance of these transactions is not necessary.

All investment personnel shall obtain approval from the Compliance Committee before directly or indirectly acquiring beneficial ownership in any securities in an Initial Public Offering ("IPO") or a Limited Offering. Investment personnel include: (i) any employee of the Fund or Corbyn who, in connection with his or her regular functions or duties, makes or participates in making recommendations with respect to the purchase or sale of a security by the Fund; and (ii) any natural person in a control relationship (25% ownership) to the Fund or Corbyn who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security by the Fund. An
IPO means an offering of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Exchange Act. A Limited Offering means an offering that is exempt from registration under the Securities Act pursuant to section 4(2) or section 4(6) or pursuant to rule 504, rule 505, or rule 506 under the Securities Act. Investment personnel who have been authorized to acquire securities in an IPO or a Limited Offering are required to disclose that investment when they play a part in any subsequent consideration of an investment in the issuer by the Fund.


Investment personnel are expressly permitted to participate in an offering of the common shares of a thrift that is converting from mutual ownership to public ownership, if participation in the offering is a result of the individual's position as a depositor or borrower at the thrift.

Access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with the Fund.

Access persons are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization based upon a determination by the Compliance
Committee that the board service would be consistent with the interests of the Fund and its shareholders.

The Compliance Committee shall notify each person who is an access person who may be required to make reports pursuant to these policies that such person is subject to the reporting requirements, and shall deliver a copy of this policy to each such person.

The Board of Directors of the Fund shall consider reports made to it by the Compliance Committee and shall determine whether the policies established hereunder have been violated, and what sanctions, if any, should be imposed. The Board shall review the operation of this policy at least once a year.

No less frequently than annually, the Fund and Corbyn each shall furnish to the Board, and the Board must consider, a written report that:

(1) Describes any issues arising under its code or procedures related thereto since the last report to the Board, including information about material violations of its code or any procedures related thereto and sanctions imposed in response to any violation; and

(2) Certifies that it has adopted procedures reasonable necessary to prevent access persons from violating its code.

All information furnished pursuant to this Code shall be kept confidential, subject to the right of inspection by the Board, and by the Securities and Exchange Commission.

The Board (including a majority of disinterested directors) shall approve any material change to this Code within six months of such a change. Prior to approving any such change, the Board must receive a certification from the Fund that it has adopted procedures reasonably necessary to prevent access persons from violating this Code.

The Board (including a majority of disinterested directors) shall approve Corbyn's code of ethics, and any material changes thereto within six months of such a change. Prior to approving Corbyn's code of ethics or any material amendments thereto, the Board must receive a certification from Corbyn that it has adopted procedures reasonably necessary to prevent access persons from violating its Code.

The Fund will maintain, and furnish to the Board, a list of all of its access persons and will provide each access person with a copy of this Code. The Fund shall maintain records in the manner and to the extent required by paragraph (f) of Rule 17j-1.

(a)	The undersigned has read the above and hereby states that to the best of his/her knowledge he/she has acted in no way in which he/she created a conflict with the best interest of the Fund.

                  YES                		NO


(b)	The undersigned believes that he/she has taken certain actions which might possibly be considered a conflict of interest with the Fund.

                  YES                		NO

If the answer to (a) is NO or the answer to (b) is YES, a full explanation of the nature of involvement in these actions under consideration should be attached to this document.

The undersigned understands that he/she is an access person as set forth above. As an access person to the Fund, the undersigned has not, to the best of his/her knowledge, participated in or taken any actions related to the Fund which might be considered in conflict with the Code of Ethics and the best interests of the Fund or its shareholders.

The undersigned has submitted a true and accurate record of all transactions required by its Code to be reported; and that such record was submitted in a timely fashion and was complete and accurate at the time of submission.


Dated _____________________ 	Signed ____________________________





01/15/04